UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ________)

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IEC Electronics Corp.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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IEC ELECTRONICS CORP.
105 NORTON STREET
NEWARK, NEW YORK 14513
(315) 331-7742

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On

January 29, 2014

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of IEC Electronics Corp. The meeting will be held on Wednesday, January 29, 2014 at 9:00 a.m. (local time) at our offices, 105 Norton Street, Newark, New York, for the following purposes:

1.	To elect six (6) directors to serve until the 2015 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2.	To ratify the selection of EFP Rotenberg, LLP as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2014.

3.	To approve, on a non-binding advisory basis, the compensation paid to our named executive officers.

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The record date for the annual meeting is December 2, 2013. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. Our transfer books will not be closed.

By Order of the Board of Directors

Beth Ela Wilkens,
Corporate Secretary

Dated:	December 27, 2013 Newark, New York

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. Your vote is important, no matter how many shares you owned on the record date. A return envelope is enclosed for your convenience and needs no postage if mailed in the United States. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JANUARY 29, 2014.

Our proxy statement and Annual Report to Stockholders, which are enclosed with this mailing, are also available online, at https://materials.proxyvote.com/44949L.

IEC ELECTRONICS CORP.
105 NORTON STREET
NEWARK, NEW YORK 14513
(315) 331-7742

PROXY STATEMENT
FOR 2014 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We are sending you this proxy statement and the enclosed proxy card because the board of directors of IEC Electronics Corp. (“IEC”, the “Company”, “we”, “our”, “us”) is soliciting your proxy to vote at the 2014 Annual Meeting of Stockholders and any adjournment or postponement thereof. We invite you to attend the annual meeting and request that you vote on the proposals described in this proxy statement. The meeting will be held on Wednesday, January 29, 2014 at 9:00 a.m. (local time) at our office, 105 Norton Street, Newark, New York. To obtain directions to be able to attend the Annual Meeting and vote in person, please contact our Corporate Secretary, Beth Ela Wilkens, at (585) 419-8645. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, date, sign and return the enclosed proxy card.

We are mailing this proxy statement, the accompanying proxy card, and our Annual Report to Stockholders for the fiscal year ending September 30, 2013 (“Fiscal 2013”) on or about December 27, 2013 to all stockholders of record entitled to vote at the annual meeting.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on December 2, 2013, the record date for the meeting, will be entitled to vote at the annual meeting. On December 13, 2013, there were 9,990,975 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on December 2, 2013, your shares of IEC common stock were registered directly in your name with our transfer agent, Registrar and Transfer Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on December 2, 2013, your shares of IEC common stock were held in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a signed letter or other valid proxy from your broker or other agent.

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What am I voting on?

There are three matters scheduled for a vote: (1) the election of six directors to serve until the 2015 Annual Meeting of Stockholders, (2) the ratification of the selection of EFP Rotenberg, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2014 and (3) an advisory vote to approve the compensation paid to our named executive officers. Our board of directors does not intend to bring any other matters before the meeting and is not aware of anyone else who will submit any other matters to be voted on. However, if any other matters properly come before the meeting, the people named on the proxy card, or their substitutes, will be authorized to vote on those matters in their own judgment.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of December 2, 2013, the record date for the annual meeting.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are present at the meeting. Your shares are counted as present at the meeting if:

•	You are present and vote in person at the meeting; or

•	You have properly submitted a proxy card.

Your shares will be counted towards the quorum only if you submit a valid proxy or vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

How do I vote?

The procedures for voting are set forth below:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

•	To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

•	To vote using the proxy card, simply complete, date and sign the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you hold your shares in “street name” and thus are a beneficial owner of shares registered in the name of your broker, bank or other agent, you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares. Check the voting form used by that organization to see if it offers internet or telephone voting. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

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How are votes counted?

You may either vote “FOR” or “WITHHOLD” authority to vote for each nominee for the board of directors in Proposal 1. You may vote “FOR”, “AGAINST” or “ABSTAIN” on Proposals 2 (ratification of the selection of our independent public accounting firm) and 3 (advisory vote to approve the compensation of our named executive officers).

If you submit your proxy but abstain from voting or withhold authority to vote on one or more matters, your shares will be counted as present at the meeting for the purpose of determining a quorum. Your shares also will be counted as present at the meeting for the purpose of calculating the vote on the particular matter with respect to which you abstained from voting or withheld authority to vote.

Under the rules of The New York Stock Exchange (“NYSE”), if you hold your shares in street name and do not provide voting instructions to your brokerage firm, it may still be able to vote your shares with respect to certain “discretionary” (or routine) items, but it will not be allowed to vote your shares with respect to certain “non-discretionary” items. In the case of non-discretionary items, for which no instructions are received, the shares will be treated as “broker non-votes”. Shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum, but will not be considered entitled to vote on the proposal in question. A broker will have discretionary authority to vote on Proposal 2 relating to the ratification of the selection of our independent accounting firm, but will not have discretionary authority to vote on any other matter. As a result, if you do not vote your street name shares, your broker has the authority to vote on your behalf with respect to Proposal 2 (the ratification of the selection of the accounting firm), but not with respect to Proposal 1 (the election of directors) and Proposal 3 (advisory vote to approve the compensation paid to our named executive officers). We encourage you to provide instructions to your broker to vote your shares on Proposals 1 and 3.

An inspector of election appointed by the Company will tabulate votes at the annual meeting.

How many votes are needed to approve each Proposal?

•	Proposal 1 - Election of directors;

The outcome of this vote will be determined by a plurality of the votes cast. This means that the six director nominees with the most affirmative votes will be elected. Withheld votes, abstentions and broker non-votes will have no effect on the outcome of this matter.

•	Proposal 2 – Ratification of the selection of EFP Rotenberg, LLP as the independent registered public accounting firm of the Company for the fiscal year ending September 30, 2014;

and

•	Proposal 3 – Advisory vote on the compensation paid to our named executive officers:

Approval for each of Proposals 2 and 3 requires the affirmative vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote. Abstentions are counted and have the effect of a vote against the proposal, because abstentions are deemed to be present and entitled to vote but are not counted toward the affirmative vote required to approve such proposal. Broker non-votes will not be considered as present and entitled to vote on the proposal. Therefore, under applicable Delaware law, broker non-votes will have no effect on the number of affirmative votes required to adopt such proposal.

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What if I return a proxy card but do not make specific choices? What are the recommendations of our board of directors?

If you return a signed and dated proxy card without marking any voting selections, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the board of directors. The board’s recommendation is set forth together with the description of each proposal in this proxy statement. In summary, the board recommends a vote:

•	for election of all of the nominated directors (see Proposal 1);

•	for ratification of EFP Rotenberg, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2014 (see Proposal 2); and

•	for approval of the compensation paid to our named executive officers (see Proposal 3).

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the board of directors or, if no recommendation is given, in their own discretion.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are a stockholder of record, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a written notice that you are revoking your proxy to: Corporate Secretary, IEC Electronics Corp., 105 Norton Street, Newark, NY 14513.

•	You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If you hold your shares in street name, contact your broker or other nominee regarding how to revoke your proxy and change your vote.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in a Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four (4) business days after the annual meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, date, sign and return each proxy card to ensure that all of your shares are voted.

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Who is paying for this proxy solicitation?

IEC will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. In addition, we have retained the firm of InvestorCom, Inc., a professional solicitation firm, to assist us in the distribution and solicitation of proxies, for a fee of $4,500 plus expenses. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

When are stockholder proposals and director nominations due for next year’s annual meeting?

At our annual meeting each year, our board of directors submits to stockholders its nominees for election as directors. In addition, the board of directors may submit other matters to the stockholders for action at the annual meeting.

Our stockholders also may submit proposals for inclusion in the proxy material. These proposals must be made by stockholders satisfying eligibility requirements of the SEC, and the proposal also must meet SEC requirements. To be considered for inclusion in next year’s proxy materials, you must submit your proposal in writing by August 29, 2014 to our Corporate Secretary, IEC Electronics Corp., 105 Norton Street, Newark, New York 14513.

In addition, our by-laws provide that a stockholder may present from the floor a proposal that is not included in the proxy statement if the stockholder delivers written notice to our Corporate Secretary not less than 90 days prior to the date of the meeting. The notice must set forth your name, address and number of shares of stock you hold, a representation that you intend to appear in person or by proxy at the meeting to make the proposal, a description of the business to be brought before the meeting, the reasons for conducting such business at the annual meeting, any material interest you have in the proposal, and such other information regarding the proposal as would be required to be included in a proxy statement. We have received no such notice for the 2014 annual meeting. For the 2015 annual meeting of stockholders, written notice must be delivered to our Corporate Secretary at our principal office, 105 Norton Street, Newark, New York 14513, no later than October 30, 2014.

Our by-laws also provide that if a stockholder intends to nominate a candidate for election as a director, the stockholder must deliver written notice of such intent to our Corporate Secretary. The notice must be delivered not less than 90 days before the date of a meeting of stockholders. The notice must set forth your name and address and number of shares of stock you own, the name and address of the person to be nominated, a representation that you intend to appear in person or by proxy at the meeting to nominate the person specified in the notice, a description of all arrangements or understandings between such stockholder and each nominee and any other person (naming such person) pursuant to which the nomination is to be made by such stockholder, the nominee’s business address and experience during the past five years, any other directorships held by the nominee, the nominee’s involvement in certain legal proceedings during the past ten years and such other information concerning the nominee as would be required to be included in a proxy statement soliciting proxies for the election of the nominee. In addition, the notice must include the consent of the nominee to serve as a director if elected. We have received no such notice for the 2014 annual meeting. For the 2015 annual meeting of stockholders, written notice must be delivered to our Corporate Secretary at our principal office, 105 Norton Street, Newark, New York 14513 no later than October 30, 2014.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table indicates the amount of IEC’s common stock beneficially owned as of December 13, 2013 by (i) each person who is known by us to beneficially own more than 5% of our common stock, (ii) each of our directors, (iii) each of our named executive officers in the Summary Compensation Table, and (iv) all of our directors and executive officers as a group. The information as to each person has been furnished by such person, and, except as noted, each person named in the table has sole voting and investment power with respect to the shares of common stock indicated as beneficially owned, and none of such shares have been pledged as security.

Name of Beneficial Owner	Shares Beneficially Owned (1)		Percent of Shares Beneficially Owned (1)

Directors
W. Barry Gilbert*	444,765	(2)	4.45%
Florence D. Hudson	7,206	(3)	†
Edward W. Kay, Jr.	6,039	(4)	†
Eben S. Moulton	344,475	(5)	3.45%
James C. Rowe	268,330	(6)	2.69%
Jerold L. Zimmerman	127,775	(7)	1.28%

Named Executive Officers
Donald S. Doody	203,391	(8)	2.04%
Vincent A. Leo	20,000	(9)	†
Jeffrey T. Schlarbaum(10)	179,500	(11)	1.80%
All directors and executive officers as a group (8 persons) (12)	1,421,981		14.23%

*	Mr. Gilbert is also an executive officer.
†	Indicates beneficial ownership of less than one percent.

(1)	The number and percentage of shares beneficially owned are based on 9,990,975 shares of our common stock outstanding and entitled to vote on December 13, 2013, adjusted as required by rules promulgated by the SEC.

(2)	Includes 121,282 shares held by Mr. Gilbert’s wife, and 50,131 shares of restricted stock.

(3)	Includes 3,743 shares of restricted stock.

(4)	Includes 3,743 shares of restricted stock.

(5)	Includes 7,149 shares of restricted stock.

(6)	Includes 127,281 shares held by Mr. Rowe’s 401(k) plan, 31,440 shares held by a general partnership in which Mr. Rowe is a general partner and may be deemed a beneficial owner, and 7,149 shares of restricted stock.

(7)	Includes 45,000 shares owned by Dr. Zimmerman’s wife, and 7,149 shares of restricted stock.

(8)	Includes 156,250 shares held by a trust for which Mr. Doody and his wife are co-trustees and 47,141 shares of restricted stock.

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(9)	Includes 18,000 shares of restricted stock. Mr. Leo’s services as Chief Financial Officer are provided pursuant to an agreement between the Company and Insero & Company CPAs, P.C. (“Insero”), as more fully described below under “Certain Relationships and Related Person Transactions.” We have been advised that at the time the shares were granted (all of which were then restricted) Mr. Leo agreed with Insero to hold such shares for the benefit of Insero. 2,000 shares of the restricted stock have since vested. Mr. Leo has advised the Company that Insero, as part of Insero’s compensation arrangements with Mr. Leo, agreed that such vested shares would no longer be held for the benefit of Insero and would be held by Mr. Leo without further beneficial interest of Insero.

(10)	Mr. Schlarbaum, the Company’s former President, has not been employed by the Company since February 14, 2013. Mr. Schlarbaum’s beneficial ownership is reported based on information available to the Company that may not be complete.

(11)	Includes 45,000 shares held by Mr. Schlarbaum’s 401(k) plan and 17,000 shares held by Mr. Schlarbaum’s wife in her 401(k) plan.

(12)	Does not include Mr. Schlarbaum’s shares, as he has not been employed since February 14, 2013.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC reports of ownership and changes in ownership of our common stock and our other equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

SEC regulations require the Company to identify each person who filed a required report late during the most recent fiscal year. Based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required during the fiscal year ended September 30, 2013, we believe that, during Fiscal 2013, all of our directors and executive officers complied with the reporting requirements of Section 16(a).

(PROPOSAL 1)

ELECTION OF DIRECTORS

The number of directors is established by the board and is currently fixed at seven. At this annual meeting, six persons will be nominated as directors. All of the nominees for director were elected at the last annual meeting. The term of office of each person elected as a director will continue until the next annual meeting or until his or her successor has been elected and qualified, or until the director’s earlier death, resignation or removal.

Following the 2014 annual meeting, there will remain one vacancy on the board. The board intends to consider potential candidates to fill the vacancy and, accordingly, has not taken any action to reduce the size of the board.

All nominees have consented to serve if elected. We expect that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the board to fill any such vacancy.

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Required Vote

For the election of directors, only proxies and ballots marked “FOR all nominees”, “WITHHELD for all nominees” or specifying that votes be withheld for one or more designated nominees are counted to determine the total number of votes cast. Votes that are withheld are excluded entirely from the vote and will have no effect. Abstentions will have no effect on the vote for the election of directors. Directors are elected by a plurality of the votes cast. This means that the six nominees identified below will be elected if they receive more affirmative votes than any other nominees. It is intended that the accompanying proxy will be voted IN FAVOR OF the six persons listed below to serve as directors unless the stockholder indicates to the contrary on the proxy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION AS DIRECTORS OF EACH OF THE NOMINEES LISTED BELOW.

Nominees for Election as Directors

The following table sets forth each director nominee and includes such person’s name, age, the year he or she first became a director and whether he or she has been determined to be an “independent director”, as that term is defined in Section 803A of the NYSE MKT Company Guide. Biographies of the director nominees follow the table. Unless otherwise indicated, all directors have been employed in their current positions for at least five years.

Name	Age	Year First Elected Director	Term to Expire	Independent?

W. Barry Gilbert	67	1993	2015	No
Florence D. Hudson	54	2012	2015	Yes
Edward W. Kay, Jr.	58	2012	2015	Yes
Eben S. Moulton	67	1992	2015	Yes
James C. Rowe	65	2000	2015	Yes
Jerold L. Zimmerman	66	2006	2015	Yes

The following paragraphs provide additional information as of the date of this proxy statement about each nominee. The information presented includes information each director has given us about all positions they hold, their principal occupation and business experience for the past five years, and the names of other publicly-held companies for which they currently serve as a director or have served as a director during the past five years. In addition, information is presented below regarding each nominee’s specific experience, qualifications, attributes and skills that led our board to the conclusion that such nominee should serve as a director. We also believe that all of our nominees have a reputation for integrity, honesty and adherence to high ethical standards. In addition, each has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to the Company and our board.

W. Barry Gilbert has served as our chief executive officer since January 2004 and served as acting chief executive officer from June 2002 until that time. He has been a director of the Company since February 1993 and chairman of the board since February 2001. He is also an adjunct faculty member at the Simon School of Business at the University of Rochester. From 1991 until 1999, he was president of the Thermal Management Group of Bowthorpe Plc. (now known as Spirent Plc) of Crawley, West Sussex, England. Prior to that time he was corporate vice president and president, Analytical Products Division of Milton Roy Company, a manufacturer of analytical instrumentation. Mr. Gilbert has served on a number of charitable boards and advisory boards for privately-held companies. Mr. Gilbert received his M.B.A. degree from the University of Rochester. As our chairman of the board and chief executive officer, Mr. Gilbert provides our board with invaluable institutional knowledge of the operations of our Company, its markets, its customers and the industry in which it operates. He became our acting chief executive officer in June 2002 during a particularly challenging period for the Company. His extensive leadership, financial and management skills and his strategic initiatives contributed to the financial turnaround and growth the Company has experienced during his tenure as chief executive officer. Mr. Gilbert’s service with us, as well as his prior service as a senior executive officer of other public companies, provides him extensive knowledge of complex strategic, operations and management issues faced by the company. This experience brings to our board important expertise and insight related to strategic planning, business development, sales and marketing, corporate finance, mergers and acquisitions, human resources and investor relations.

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Florence D. Hudson has been a director since August 2012. Ms. Hudson is a Director in Corporate Strategy at International Business Machines Corporation (IBM). She leads the development of business and technical growth strategies for IBM in areas such as energy & the environment, the internet of things/machine to machine, cloud computing, analytics, emerging markets, financing, hardware, software and services. Ms. Hudson has leadership skills in strategic planning, marketing, channels, partner development, sales and diversity programs, as well as technical experience in mechanical and aerospace engineering. Ms. Hudson has held a variety of leadership positions since joining IBM in 1981 including Vice President and Director of strategy and marketing developing new businesses, developing and executing growth strategies for current businesses, and serving industrial sector clients in aerospace, defense, electronics, automotive, chemical and petroleum industries. Prior to joining IBM, Ms. Hudson worked at Hewlett Packard in 1980-1981. She worked as an Aerospace Engineer at Grumman Corporation as a Grumman Scholar during the summers while in college in 1976 through 1978 and in 1979 at the NASA Jet Propulsion Laboratory. Her projects included U.S. defense aircraft programs, solar power satellites, the space shuttle and future missions around Jupiter. Ms. Hudson graduated from Princeton University with a Bachelor of Science degree in Mechanical and Aerospace Engineering in 1980, and has attended executive education at Harvard Business School and Columbia University. She has extensive not-for-profit Board experience including Special Director for Strategic Planning on the Board of Directors for the Society of Women Engineers, Trustee for the Society of Women Engineers, President of the Juvenile Law Education Project, and Vice President for SHORE which provides homes for homeless families. She currently is a member of the Princeton University Technology Advisory Council and the Princeton University Advisory Council for the Department of Civil and Environmental Engineering. Ms. Hudson’s extensive leadership skills in strategy and business development, coupled with her leadership experience in Information Technology, and experience as an engineer in the Aerospace and Defense industry, provide the board with a unique blend of deep and broad business and technical insight in the business environment in which the Company operates.

Edward W. Kay, Jr., a director since November 2012, is a Certified Public Accountant who spent his 33-year career with PricewaterhouseCoopers LLP (PwC) working with companies in a wide variety of industries, including manufacturing, distribution, software and technology.  During his tenure with PwC, he served in many capacities, including among others in the Accounting and SEC Services practice section of the Firm’s National Office in New York City, as leader of the firm’s technology practice in Dallas, Texas, as Managing Partner of the upstate New York practice, and, most recently, as Managing Partner, Rochester, New York Office from 1999-2012.  He first joined PwC in 1979, and retired in June 2012.  Mr. Kay earned a B.S. in Accounting from Duke University, and an M.B.A. in Finance degree from Northwestern University.  Mr. Kay’s community involvement includes service as the Treasurer for the 2013 PGA Tournament at Oak Hill Country Club, Rochester, New York; President of Oak Hill Country Club, Rochester, New York from 2010-2012; Treasurer and Trustee of St. Bernard’s Institute, Rochester, New York; Audit Committee Chair, Roman Catholic Diocese of Rochester, Rochester, New York; and Finance Committee member, Greater Rochester YMCA, Rochester, New York.  During Mr. Kay’s tenure at PwC, he accumulated a wealth of experience in financial, securities, and business matters, including significant leadership roles in dealing with accounting and auditing matters related to public companies, which enables Mr. Kay to be a valuable contributor to our board.

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Eben S. Moulton, a director since November 1992, has served as managing partner of Seacoast Capital Corporation, Danvers, Massachusetts, a private investment firm, since its inception in 1994 and served as president of Signal Capital Corporation, Danvers, Massachusetts, a financial services corporation, from 1988 until 1994. Mr. Moulton is a general partner of Seacoast Capital Corporation and a director and chair of the compensation committee of Unitil Corporation, Hampton, New Hampshire, a utility company. He is also a director of several privately-held companies and a trustee of Colorado College, Colorado Springs, Colorado. Mr. Moulton received his undergraduate degree from Colorado College, his Ph.D. degree from Vanderbilt University and his M.B.A. degree in Finance from Columbia University. As a result of these and other professional experiences, as well as his educational background, Mr. Moulton possesses particular knowledge and expertise in banking and financial services, mergers and acquisitions, capital raising, strategic planning and capital markets, and has demonstrated significant leadership skills as a managing partner in, or president of, various investment banking firms. With more than 20 years of service on our board and its committees, Mr. Moulton also brings to our board significant institutional knowledge and perspective.

James C. Rowe, a director since January 7, 2000, has served as president of Rowe & Company LLC, Milwaukee, Wisconsin, a merchant banking firm, since April 1994. From April 1972 through March 1994, Mr. Rowe was a director and vice president of Lubar & Co., Incorporated, Milwaukee, Wisconsin, a merchant banking firm. Mr. Rowe is a director of several privately held companies. Mr. Rowe received his Bachelor of Business Administration degree from the University of Wisconsin. As President of Rowe & Company, and as a Director and Vice President of Lubar & Co., Mr. Rowe has had more than 40 years of experience investing in, and acquiring businesses in, diverse industries and providing leadership, expertise and experience to the management of those companies in several key business and investment areas, including developing and executing strategic plans, structuring sound capitalization, financing growth, identifying, negotiating and financing acquisitions, building shareholder value and corporate governance. His experience in overseeing and assessing the performance of companies with respect to the preparation, auditing and evaluation of financial statements and with companies that have complex financial and accounting functions are beneficial to our board and audit committee.

Jerold L. Zimmerman has served as a director since January 2006. Dr. Zimmerman is the Ronald L. Bittner Professor of Business Administration at the Simon School of Business at the University of Rochester, where he has taught finance, accounting and economics since 1974. He has published numerous books and papers, and is a founding editor of the Journal of Accounting and Economics. Dr. Zimmerman was a director of CPAC, Inc., Leicester, New York, from 2000 until the firm became private in 2007. Dr. Zimmerman received his B.S. Degree in Finance from the University of Colorado and a Ph.D. in Business Administration from the University of California, Berkeley. He has been teaching financial and managerial accounting to M.B.A., MACC, Ph.D. and DBA students for over 39 years, and has done extensive research and consulting in the areas of financial disclosures, executive compensation, corporate governance and cost accounting, and has served as an expert witness in a variety of legal actions involving, among other things, fraudulent financial disclosures. Dr. Zimmerman brings to the board and its committees his considerable analytical skills and expertise in accounting, corporate finance, executive compensation, corporate governance and strategic planning.

Corporate Governance and Board Matters

Corporate Governance Guidelines

Our business, property and affairs are managed under the direction of our board of directors. The board is committed to sound and effective corporate governance practices and, accordingly, has adopted Corporate Governance Guidelines that provide a system of best practices with respect to board function and communication. Our Corporate Governance Guidelines address matters including board composition, director responsibilities, director independence, selection of board nominees, board membership criteria, mandatory retirement, meeting participation, executive sessions of our independent directors, evaluation of the performance of the chief executive officer, committees, succession planning, orientation and continuing education.

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Director Independence

The listing requirements of the NYSE MKT require that a majority of the members of a listed company’s board of directors be independent. The rules provide that no director will qualify as “independent” unless the board affirmatively determines that the director has no relationship with the Company or any of its subsidiaries that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Based upon the NYSE MKT rules and applicable SEC rules and regulations, our board has determined that each of our directors is an independent director, other than Mr. Gilbert, who serves as our chief executive officer.

Board Leadership Structure and Role in Risk Oversight

Our board is responsible for the selection of the chairman of the board and the chief executive officer. Our board does not require the separation of the offices of chairman of the board and the chief executive officer, and currently the positions of chairman and chief executive officer are held by the same person. The board believes that this is the most appropriate and suitable leadership structure for the Company at the present time because Mr. Gilbert, our chairman and chief executive officer, is the director most familiar with our business and industry and their challenges and is, therefore, best able to identify the strategic priorities to be discussed by the board. Mr. Gilbert is the direct link between senior management and the board, and provides critical insight and perspective to the board, as well as feedback to senior management through his thorough understanding of the issues at hand.

The board acknowledges, however, that independent board leadership is important and believes that the current structure provides independent board leadership and oversight while also benefiting from having Mr. Gilbert as chairman of the board. Five of our six current directors, and five of the six nominees, qualify as independent directors, and each of the audit, compensation and nominating and governance committees is comprised solely of independent directors. Our independent directors meet in an executive session, without the presence of Mr. Gilbert, or any other member of management, in conjunction with each board meeting. In addition, our independent directors have the ability to participate in the agenda setting process and have direct access to management. While the Board has not formally designated a lead director, generally the chairman of one of our committees presides at these executive sessions.

The board of directors is responsible for overseeing risks that could affect our Company and management’s processes for managing risk. This oversight is conducted primarily through the board’s committees. Our audit committee focuses on risks and exposures associated with financial matters, particularly financial reporting, tax, accounting, disclosure, internal control over financial reporting, financial policies, credit and liquidity matters and compliance with legal and regulatory matters. Our nominating and governance committee focuses on the management of risks associated with board membership and structure, as well as corporate governance. Our compensation committee focuses on the management of risks arising from our compensation policies and programs.

While our board committees are focused on these specific areas of risk, the full board retains responsibility for general oversight of risk. This responsibility is satisfied through reports from each committee chairman regarding the risk considerations within each committee’s area of expertise, as well as through reports from members of our senior management team responsible for oversight of material risk to the Company.

In addition, the full board focuses on the strategic, financial and execution risks associated with the annual operating plan, significant legal matters, acquisitions and senior management succession planning.

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As part of its risk oversight responsibilities, our board of directors and its committees review the processes that senior management uses to manage our risk exposure. In doing so, the board and its committees monitor our overall risk function and senior management’s establishment of appropriate systems and processes for managing areas of material risk to our company, including, but not limited to, operational, financial, legal, regulatory and strategic risks.

Board Meetings and Attendance

During Fiscal 2013, our board held seven in-person regular or telephonic meetings and acted two times by unanimous written consent. In addition, the directors considered Company matters and had frequent communication with the chairman of the board and others apart from the formal meetings.

During Fiscal 2013, each incumbent director attended at least 75% of the meetings of the board and of those committees upon which such director served, held during the period that he or she served.

Director Attendance at Annual Meetings

We typically schedule a board of directors meeting in conjunction with our annual meeting of stockholders and all directors are expected to attend the annual meeting. Each of our incumbent directors attended the 2013 Annual Meeting of Stockholders.

Board Committees

Our board has established four standing committees to assist in the discharge of its responsibilities: the audit committee, the compensation committee, the nominating and governance committee, and the executive committee. The following table indicates the committee(s) on which each director serves, and the identity of the chair of each such committee:

Committee Membership

Director:	Audit	Compensation	Nominating and Governance	Executive
W. Barry Gilbert	-	-	-	Chair
Florence D. Hudson	-	X	-	-
Edward W. Kay, Jr.	X	-	-	-
Eben S. Moulton	-	X	Chair	X
James C. Rowe	Chair	-	X	X
Jerold L. Zimmerman	X	Chair	-	-

Each committee acts pursuant to a written charter adopted by the board. The charter of each of the audit, compensation and nominating and governance committees complies with the NYSE MKT corporate governance requirements. There are no NYSE MKT requirements with respect to the charter of the executive committee. The committees regularly report their activities and actions to the full board at the next board meeting.

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The audit committee oversees our corporate accounting and financial reporting processes. It is responsible for the appointment, dismissal, compensation and oversight of our independent auditors, including the engagement of our auditors for the next fiscal year, the review with the independent auditors and approval of the plan of the audit engagement, the review with the independent auditors of the results of their audit, the inquiry as to the adequacy of our internal accounting controls and our disclosure controls and procedures, the approval of audit and non-audit services to be provided to us by the independent auditors, and overseeing compliance matters for us. The audit committee reviews with management and the independent auditors our annual report on Form 10-K and the interim financial statements prior to the filing of our quarterly reports on Form 10-Q. Among others, in Fiscal 2013, the audit committee conducted an independent review of the facts and circumstances giving rise to the Company’s restatement of its financial statements included in the Company’s Annual Report on Form 10-K for FY 2012, as well as the unaudited interim consolidated financial statements as of and for the fiscal quarter and year-to-date periods ended December 30, 2011, March 30, 2012, June 29, 2012 and December 28, 2012 as included in its Quarterly Reports on Form 10-Q for the respective quarterly periods. The audit committee also monitors compliance with our Code of Business Conduct and Ethics, our conflict of interest policy, our policy concerning trading in our securities and our related person transactions policy. In Fiscal 2013, the audit committee, whose current members are Mr. Rowe (Chairman), Mr. Kay and Dr. Zimmerman, held eighteen meetings. The board of directors in its business judgment has determined that each member of the audit committee is “independent” as defined in Section 803A of the NYSE MKT LLC Company Guide and, in addition, meets the more stringent independence standards set forth in SEC Rule 10A-3 and the independence and financial literacy standards set forth in Section 803B of the NYSE MKT LLC Company Guide. The board of directors has further determined that Mr. Rowe, Mr. Kay and Dr. Zimmerman each qualify as an “audit committee financial expert” in accordance with the applicable rules and regulations of the SEC. For the audit committee’s report relating to Fiscal 2013, see “Audit Committee Report.” The audit committee’s charter, which sets forth more specifically the duties and responsibilities of the committee, is available on our website at www.iec-electronics.com under the heading of “Investors” and subheading of “Corporate Governance.” The audit committee charter was amended after the beginning of Fiscal 2013, and a copy of the amended charter is included in this proxy statement as Appendix A.

The compensation committee oversees the development and administration of our executive compensation plans, reviews and approves the compensation for all executives other than the chief executive officer, reviews and recommends to the board the compensation of the chief executive officer, reviews and approves performance goals and objectives with respect to incentive plans for all executives, oversees the evaluation of the chief executive officer, reviews and recommends to the board the terms of any employment, severance, change in control, termination or retirement arrangements for all executives, and reviews and recommends to the board the compensation paid to directors. In Fiscal 2013, the compensation committee held five meetings and acted by unanimous written consent four times. The current members of the compensation committee are Dr. Zimmerman (Chairman), Ms. Hudson and Mr. Moulton, each of whom has been determined by the board to be “independent” as defined in Section 803A of the NYSE MKT LLC Company Guide. The compensation committee’s charter, which sets forth more specifically the duties and responsibilities of the committee, is available on our website at www.iec-electronics.com under the heading of “Investors” and subheading of “Corporate Governance.” The compensation committee charter was amended after the beginning of Fiscal 2013, and a copy of the amended charter is included in this proxy statement as Appendix B. For more information on executive officer and director compensation and the role of the compensation committee, see “Compensation of Named Executive Officers and Directors.”

The nominating and governance committee identifies and recommends to the board individuals to serve as directors and as nominees for election as directors of the Company and develops, recommends and reviews corporate governance principles applicable to the Company. In Fiscal 2013, the nominating and governance committee met two times. The current members of the committee are Messrs. Moulton (Chairman) and Rowe, each of whom has been determined by the board to be “independent” as defined in Section 803A of the NYSE MKT LLC Company Guide. The nominating and governance committee charter, which sets forth more specifically the duties and responsibilities of the committee, is available on our website at www.iec-electronics.com under the heading of “Investors” and subheading of “Corporate Governance.”

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The executive committee exercises the powers of the board in the interval between regular meetings of the full board. The executive committee did not hold any formal meetings during Fiscal 2013. The current members of the committee are Messrs. Gilbert (Chairman), Moulton and Rowe. Messrs. Moulton and Rowe have been determined by the board to be “independent” as defined in Section 803A of the NYSE MKT LLC Company Guide. The executive committee charter, which sets forth more specifically the duties and responsibilities of the committee, is available on our website at www.iec-electronics.com under the heading of “Investors” and subheading of “Corporate Governance.”

Nominating Process

The process followed by the nominating and governance committee to identify and evaluate candidates includes requests to board members, the chief executive officer, and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and their qualifications, and interviews of selected candidates. The nominating and governance committee will consider director candidates recommended by stockholders. Nominations of persons for election to our board may be made at a meeting of stockholders only (i) by or at the direction of the board; or (ii) by any stockholder who has complied with the notice procedures set forth in our bylaws and in the section entitled “Questions and Answers About This Proxy Material and Voting – When are stockholder proposals and director nominations due for next year’s annual meeting?”. In addition, stockholders who wish to recommend a prospective nominee for the nominating and governance committee’s consideration should submit the candidate’s name and qualifications to: Corporate Secretary, IEC Electronics Corp., 105 Norton Street, Newark, New York 14513.

In evaluating the suitability of candidates to serve on the board of directors, including stockholder nominees, the nominating and governance committee seeks candidates who are independent pursuant to the NYSE MKT independence standards and meet certain selection criteria established by the committee. The specific criteria required for the selection of each board member will be determined from time to time within the context of the current member composition of the board of directors and the evolving needs of the Company based on business strategy and current senior management competencies. The committee also considers an individual’s skills, character and professional ethics, judgment, leadership experience, business experience and acumen, familiarity with relevant industry issues, and other relevant criteria that may contribute to our success. This evaluation is performed in light of the skill set and other characteristics that would most complement those of the current directors, including the diversity, maturity, skills and experience of the board as a whole.

Compensation Committee Interlocks and Insider Participation

During Fiscal 2013, Florence D. Hudson, Eben S. Moulton and Jerold L. Zimmerman served on our compensation committee. No member of our compensation committee: (1) was an officer or employee of the Company during Fiscal 2013; (2) was formerly an officer of the Company; or (3) had any relationship requiring disclosure in this proxy statement as a related person transaction pursuant to SEC rules.

In addition, during Fiscal 2013 none of our executive officers served: (1) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our compensation committee; (2) as a director of another entity, one of whose executive officers served on our compensation committee; or (3) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of our Company.

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Stock Ownership Guidelines

The board believes that it is important for directors to maintain an equity position in IEC to further align their interests with those of our stockholders and to demonstrate their commitment to the long term success of the Company. Our board established stock ownership guidelines for the directors that became effective on October 1, 2009. The guidelines require that the directors own, at a minimum, that number of shares of common stock with a value equal to three times the director’s annual board retainer ($32,000, for Fiscal 2013) within three years from the later of October 1, 2009 or the date the director was elected to the board. At October 1, 2013, the stock ownership requirement was 26,087 shares. Unexercised stock options (whether or not vested) do not count toward a director’s ownership for purposes of these guidelines. Currently, all the directors are in compliance with these guidelines.

Code of Ethics and Whistleblower Policy

We have a Code of Business Conduct and Ethics, which applies to all of our directors, officers (including our principal executive officer, principal financial officer, principal accounting officer and other executive officers) and employees. It is a statement of the Company’s high standards for ethical behavior, legal compliance and financial disclosure. We also maintain a whistleblower policy, which encourages the Company’s employees to report illegal activities and business conduct that would damage the Company’s good name, business interests and its relationships with stockholders, suppliers, residents and the community at large. The Code of Business Conduct and Ethics and the Whistleblower Policy are distributed to all employees of the Company who in turn acknowledge, in writing, receipt of this information.

Availability of Corporate Governance Documents

We make available to the public a variety of corporate governance information on our website (www.iec-electronics.com) under “Investor Information – Corporate Governance”. Information on our website includes our Code of Business Conduct and Ethics, Corporate Governance Guidelines, the Audit Committee Charter, the Compensation Committee Charter, the Nominating and Governance Committee Charter, the Executive Committee Charter, our Related Person Transactions Policies and Procedures, and our Whistleblower Policy. Information regarding any amendment to, or waiver from, the Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer or principal accounting officer will also be posted in that section of our website.

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Communications with the Board of Directors

Stockholders and other parties may communicate directly with the board of directors or the relevant board member by addressing communications to:

[Name of director(s) or Board of Directors]

IEC Electronics Corp.

c/o Corporate Secretary

105 Norton Street

Newark, New York 14513

All stockholder correspondence will be compiled by our Corporate Secretary and forwarded as appropriate.

(PROPOSAL 2)

RATIFICATION OF THE SELECTION OF THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2014

The audit committee has selected the accounting firm of EFP Rotenberg, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2014. EFP Rotenberg, LLP (and its predecessor, Rotenberg & Co., LLP) has served as the Company’s independent registered public accounting firm since May 2002, and the stockholders are being asked to ratify the audit committee’s continuing appointment of EFP Rotenberg, LLP. Stockholder ratification of the selection of EFP Rotenberg, LLP is not required by our by-laws or otherwise. However, the board is submitting the selection of our independent registered accounting firm to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify this appointment, the audit committee may, but is not required to, reconsider whether to retain EFP Rotenberg, LLP. Even if the appointment is ratified, the audit committee in its discretion may direct the appointment of a different accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders. A representative of EFP Rotenberg, LLP will be present at the annual meeting and will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Fees paid to EFP Rotenberg, LLP

The following table shows the fees that were billed by EFP Rotenberg, LLP for professional services rendered in Fiscal 2013 and the fiscal year ending September 30, 2012 (“Fiscal 2012”).

Description of Fees	Fiscal 2013	Fiscal 2012

Audit Fees(1)	$193,500	$144,000
Audit-Related Fees	—	—
Tax Fees(2)	1,400	17,000
All Other Fees(3)	8,500	8,500
TOTAL EFP Rotenberg, LLP Fees	$203,400	$169,500

(1)	Audit fees primarily represent amounts billed for the audit of our annual consolidated financial statements for the respective fiscal years and the reviews of financial statements included in our Form 10-Q quarterly reports for each such fiscal year.

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(2)	Tax fees consist of professional services rendered by EFP Rotenberg, LLP primarily in connection with IRS audits in 2013 and our tax compliance activities and the preparation of federal and state income tax returns in 2012.

(3)	All other fees in Fiscal 2013 and Fiscal 2012 are for audit services related to our 401(k) plan.

Pre-Approval of Fees by Audit Committee

In accordance with applicable laws, rules and regulations, our audit committee charter and pre-approval policies established by the audit committee require that the audit committee review in advance and pre-approve all audit and permitted non-audit fees for services provided to us by our independent registered public accounting firm. The audit committee pre-approved all services performed by, and all fees to be paid to, EFP Rotenberg, LLP in Fiscal 2013 and Fiscal 2012.

Independence Analysis by Audit Committee

The audit committee has considered whether the provision of the services described above was compatible with maintaining the independence of EFP Rotenberg, LLP and determined that it was compatible with the firm’s independence. For each of Fiscal 2013 and Fiscal 2012, EFP Rotenberg, LLP provided no services other than those services described above.

Required Vote

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on the matter is needed to ratify the appointment of EFP Rotenberg, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2014. Under Delaware law, an abstention will have the same legal effect as a vote against the ratification of EFP Rotenberg, LLP, and broker non-votes will have no effect on the outcome of the ratification of the independent registered public accounting firm.

Unless authority to so vote is withheld, the persons named in the proxy card intend to vote shares as to which proxies are received IN FAVOR OF approval of ratification of the appointment of EFP Rotenberg, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2014.

THE AUDIT COMMITTEE AND OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE FOR RATIFICATION OF THE APPOINTMENT OF EFP ROTENBERG, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2014.

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AUDIT COMMITTEE REPORT [1]

Membership and Role of Audit Committee

The audit committee of our board is responsible for providing independent, objective oversight and review of our accounting functions, internal controls and financial reporting process. Currently, the audit committee is comprised of Mr. Rowe, Mr. Kay and Dr. Zimmerman. The audit committee operates pursuant to a written charter adopted by the board of directors which was amended and restated in February 2009 and further amended in November, 2013, and may be found on our public website www.iec-electronics.com under the heading of “Investors” and subheading of “Corporate Governance.” We believe that each of the members of the audit committee is independent as defined by NYSE MKT rules and applicable SEC rules and regulations. During Fiscal 2013, the committee met eighteen times. The committee’s meetings include, no less frequently than quarterly, executive sessions with the Company’s independent registered public accounting firm without the presence of the Company’s management.

Management has the primary responsibility for the financial statements and the reporting process, including our system of internal controls, and for the preparation of the consolidated financial statements in accordance with generally accepted accounting principles. Our independent accountants are responsible for performing an independent audit of those financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes on behalf of the board. The members of the audit committee are not professional accountants or auditors and their functions are not intended to duplicate or certify the activities of management or the independent auditors.

Review of our Audited Financial Statements

In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in our Annual Report on Form 10-K for Fiscal 2013 with management and discussed the quality and acceptability of our accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in our financial statements.

The audit committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality and acceptability of our accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including the Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the audit committee has received the written disclosures and the letter from the independent auditors required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the audit committee concerning independence, discussed with the independent auditors the auditors’ independence, and considered the compatibility of non-audit services with the auditors’ independence.

1 The material in this audit committee report is not deemed to be “soliciting material,” or to be “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filings.

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The audit committee discussed with our independent auditors the overall scope and plans for their audit. The audit committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting.

In reliance on these reviews and discussions, the audit committee recommended to our board of directors (and our board has approved) that our audited financial statements for the fiscal year ended September 30, 2013 be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2013 for filing with the SEC.

The audit committee selects the Company’s independent registered public accounting firm annually and has submitted such selection for the fiscal year ending September 30, 2014 for ratification by stockholders at the Company’s annual meeting.

Audit Committee

James C. Rowe, Chairman
Edward W. Kay, Jr.
Jerold L. Zimmerman

(PROPOSAL 3)

CONSIDERATION OF AN ADVISORY VOTE ON THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS

General

In accordance with Section 14A of the Securities Exchange Act of 1934, as amended, we are requesting stockholder approval of a non-binding advisory resolution approving the compensation paid to our named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and narrative discussion in this proxy statement under the caption “Compensation of Named Executive Officers and Directors” beginning on page 20 of this proxy statement. At our 2013 annual meeting of stockholders, we recommended, and our stockholders approved, that we hold this non-binding, advisory vote on executive compensation on an annual basis.

The board of directors requests that stockholders approve the following advisory resolution:

RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402(m)-(q) of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.

We believe that our compensation policies and procedures are effective in achieving IEC’s goals of rewarding sustained financial and operating performance and leadership excellence, aligning the executives’ long-term interests with those of our stockholders and motivating the executives to remain with the Company for long and productive careers. These policies and procedures are described below under the section “Compensation of Named Executive Officers and Directors”. The compensation committee of our board of directors, composed entirely of independent directors, in consultation with consultants from time to time, oversees our compensation programs and monitors policies to ensure that those policies are appropriate.

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We urge stockholders to read the section entitled “Compensation of Named Executive Officers and Directors” beginning on page 20 of this proxy statement, including the 2013 Summary Compensation table and related tables and narrative included within that section, which provide detailed information on IEC’s compensation policies and practices and the compensation of our named executive officers. As discussed in greater detail in that section, our executive compensation program consists of four principal components: (1) base salary, (2) annual cash incentive compensation, (3) long-term equity compensation, and (4) perquisites and personal benefits. We believe that we have established reasonable base salaries as well as total compensation for our executive officers based on internal comparability and external market data, as well as individual responsibilities and performance. We believe that the cash bonuses paid under our annual incentive plan should and do reward the named executive officers for business and individual performance, encourage effective short-term performance while balancing that approach with a long-term focus, and put a significant portion of total compensation opportunity at risk. We believe that awards granted under our long-term equity incentive plan give our named executive officers a meaningful equity stake in our business and encourage performance by our named executive officers that increases long-term stockholder return, and also serve as an effective tool in attracting and retaining experienced and skilled executive officers. The perquisites and personal benefits paid to our named executive officers are minimal.

Non-Binding Resolution

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is not binding on the Company, the board of directors or the compensation committee of the board of directors, and may not be construed as overruling any decision made by the board. However, the board and the compensation committee will take the voting results into account when evaluating our executive compensation program and considering future compensation arrangements.

Required Vote

The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy at the annual meeting and entitled to vote on the matter is needed to approve the non-binding resolution approving the compensation paid to our named executive officers. Under Delaware law, an abstention will have the same legal effect as a vote against approval of this non-binding resolution, and broker non-votes will have no effect on the outcome of the vote.

Unless authority to so vote is withheld, the persons named in the proxy card intend to vote shares as to which proxies are received in favor of approval of the non-binding resolution approving the compensation paid to our named executive officers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS.

COMPENSATION OF NAMED EXECUTIVE OFFICERS AND DIRECTORS

Named Executive Officers

This proxy statement contains information about the compensation paid to our chief executive officer, our two other most highly compensated executive officers serving at the end of Fiscal 2013, and a former executive officer who would have been one of our most highly compensated executive officers but for the fact that he was no longer serving as an executive officer at the end of Fiscal 2013 (collectively, the “named executive officers”) during Fiscal 2013.

W. Barry Gilbert – Chairman and Chief Executive Officer
Vincent A. Leo – Chief Financial Officer
Donald S. Doody – Executive Vice President
Jeffrey T. Schlarbaum – Former President

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General Information

The following discussion provides a summary of our compensation policies and the compensation decisions made with respect to our named executive officers.

Objective of Our Compensation Program

The goal of our executive compensation program is to support the attainment of our long and short-term strategic and financial objectives, thereby aligning the interests of the Company’s executives with the interests of stockholders. Our executive compensation program is intended to provide a competitive program that enables us to attract, motivate, and retain the key executives required to enhance stockholder value.

The Company’s Approval and Decision Making Process

The compensation committee of our board of directors (the “Committee”) reviews and recommends to the full board all compensation decisions regarding our directors and chief executive officer and reviews and approves all compensation decisions regarding our other named executive officers. The Committee approves equity awards for the Company’s other employees, including by delegation to the Company’s chief executive officer the authority to award at his discretion up to a specified number of stock options to non-executive employees for special performance or recruitment to the Company. In Fiscal 2013, an aggregate of 50,000 options were granted to non-executive employees and new hires pursuant to such delegated authority, and an aggregate of 90,708 shares of restricted stock were issued by the Committee to key employees, including members of the senior management team.

In order to maintain market competitiveness the Committee periodically reviews relevant competitive data provided by third party compensation professionals for the purpose of understanding current compensation practices. The Committee generally engages a compensation consultant every second year to assist the Committee in reviewing compensation for our executive officers and directors. In Fiscal 2012, the Committee engaged Grahall Partners LLC (“Grahall”) to assist the Committee in reviewing compensation for our executive officers and directors and establishing compensation for Fiscal 2013. The Committee selected Grahall because it is a leading provider of compensation consulting services and survey data, and was confirmed by the Committee to be independent, including having provided no additional services to the Company. The Committee had previously engaged Grahall for similar services in 2010. The Committee does not have a formal policy of “benchmarking” named executive officer compensation or director compensation against a certain percentile of the market data or using the market data to establish the level or mix of compensation. Rather, it uses market data as one reference point among a number of factors in evaluating compensation. The Committee also considers factors described in more detail below in “Compensation of Our Named Executive Officers – Elements”.

Starting in Fiscal 2013, the Committee considered the results of the stockholder advisory vote on executive compensation at the most recent annual meeting of stockholders. Approximately 97% of stockholders who voted on the say-on-pay proposal voted to approve the Company’s executive compensation.

Compensation of Our Named Executive Officers – Elements

The compensation program for the named executive officers consists of the following elements:

•	Base salary compensation;

•	Annual cash incentive compensation;

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•	Long-term equity incentive compensation; and

•	Perquisites and other personal benefits.

Our named executive officers are also entitled to participate in a deferred compensation plan and a 401(k) savings plan, both described below.

The Committee has designed an executive compensation program consisting of these elements, which are intended to work together to provide a total compensation package that is reasonable, competitive and related to both the Company’s performance and the individual performance of Company employees, including our named executive officers. The philosophy guiding the Committee in establishing the Company’s compensation policies and practices is to establish a program that:

•	is competitive with the market in order to help attract, motivate and retain highly qualified employees and executives;

•	creates a performance-based link between executive compensation and the attainment of financial, operational and strategic goals that we believe are critical drivers of sustained value creation over the long term;

•	aligns our executives’ interests with the interests of our stockholders;

•	does not create excessive risk taking behavior by our employees and executives; and

•	fosters a long-term commitment by executives.

Mr. Leo, our Chief Financial Officer, does not participate in any of the compensation programs described above. He is not an employee of the Company, but rather performs his services under an engagement letter between the Company and Insero more particularly described in “Certain Relationships and Related Person Transactions – Policies and Procedures for Review, Approval and Ratification of Related Person Transactions” on page 37.

Base Salary Compensation

Base salaries are used to provide a fixed amount of compensation for the named executive officer’s regular work. The salaries of the named executive officers are reviewed on an annual basis, as well as at the time of promotion or other change in responsibilities. Salaries are developed for each position using internal comparability, external market data collected through Grahall, affordability, the responsibilities and scope of each position, and experience, skills and leadership capabilities required to perform each position.

For the named executive officers, other than the chief executive officer, the chief executive officer prepares a salary recommendation following a review of individual performance and the factors described above. The recommendation is presented to the Committee. The Committee relies in part on the chief executive officer’s evaluation of each other named executive officer’s performance in deciding whether to make an adjustment to each executive’s salary in a given year. In the case of a change in role, careful consideration is given to the new responsibilities, internal pay practices and external market data, in addition to past performance and experience. With respect to the base salary of the chief executive officer, the board considers individual and Company performance, as well as affordability for the Company and external market practices prior to recommending any changes.

Changes in the Chief Executive Officer’s compensation are generally effective on November 1 of each year, and compensation changes for other executives are typically effective on January 1 of each year. For Fiscal 2013, the Committee recommended, and the board approved, a 7% increase in Mr. Gilbert’s salary, from $326,000 to $350,000. The Committee also approved a 10% increase in Mr. Doody’s salary, from $207,600 to $228,000. The increases were determined by the Committee based upon the factors discussed above, including Fiscal 2012 performance. The increases became effective January 1, 2013 for Mr. Doody, and November 1, 2012 for Mr. Gilbert. Mr. Doody’s salary was increased to $240,000 in in April, 2013 in consideration of his increased responsibilities after the departure of Mr. Schlarbaum, the President of the Company. For Fiscal 2014 the Committee has determined not to increase Mr. Gilbert’s salary and to increase Mr. Doody’s salary to $247,200 effective January 1, 2014.

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Mr. Leo, who serves as our chief financial officer, has during the entire period of his service remained a principal and shareholder of Insero & Company CPAs, P.C. (“Insero”), and is compensated by Insero, as more fully described below under “Certain Relationships and Related Person Transactions.” We do not pay any base salary directly to Mr. Leo.

Annual Cash Incentive Awards

Our named executive officers, other than Mr. Leo, may be awarded annual cash bonuses under our annual management incentive plan. The incentive plan for Fiscal 2013 (the “2013 MIP”) rewards executives and management for overall Company performance with respect to increases in net income before taxes and incentives, sales and economic value (described below). The incentive bonuses are generally granted based on a percentage of each named executive officer’s base salary earned during the fiscal year. We believe this variable performance plan aligns the interests of our named executive officers with our stockholders’ interest in improving the financial strength of the Company as it continues to grow.

The 2013 MIP links awards to performance results and is designed to provide cash incentive awards to the participating executive officers of the Company (“Participants”). For Fiscal 2013, the Participants consisted of our chief executive officer (the “CEO”) and our executive vice president (“EVP”). Although our former President was a Participant for a portion of Fiscal 2013, he was not eligible for any award under the MIP as he was no longer employed at the end of fiscal 2013. Because Mr. Leo, our chief financial officer, is not an employee of the Company, he was not eligible to receive awards under the 2013 MIP. The 2013 MIP was finalized by the Committee on November 21, 2012.

A precondition for payment of all awards under the 2013 MIP is achievement of a threshold minimum level of company-wide Net Income Before Taxes (the “Plan Threshold”). The Plan Threshold for Fiscal 2013 was $11,000,000.

If the Plan Threshold is met, each Participant is eligible to receive an award, if any, determined on the basis of the degree of achievement of certain specified corporate level fiscal year performance objectives (“Performance Goals”). For Fiscal 2013, Performance Goals based upon the following measurements were established:

(i)	Net Income Before Taxes and Incentives (applicable to all Participants based on company-wide results),

(ii)	Sales (for the CEO, based on company-wide results, and for the President and EVP, based upon respective divisional results), and

(iii)	Economic Value (applicable to all Participants based on company-wide results). Economic Value is calculated as Net Income Before Taxes minus the Capital Charge on Working Capital.

The Committee assigned a weighting factor, varying from 25% to 40%, to each Performance Goal for each Participant, with the total of the weighting factors for each Participant being 100%.

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In addition to the Plan Threshold, the Committee established:

(i)	minimum plan entry performance levels for each Performance Goal for each Participant (“Performance Goal Minimum(s)”), set at a level in excess of prior fiscal year achievement to assure that stockholders receive the first portion of the benefit of increased value, and

(ii)	a target (“Target”) for each Performance Goal for each Participant based on the Company budget.

If all Performance Goals are achieved by each respective Participant at the Target level, awards are earned by that Participant equal to the following percentages of base salary for fiscal 2013: (i) for the CEO – 60%, (ii) for the President – 55%, and (iii) for the EVP – 55%. If, with respect to any Participant Performance Goal, less than the applicable Target, but at least the Performance Goal Minimum, is achieved, a payment less than the Target Award is paid to the applicable Participant, prorated between a payment of 10% of base salary applicable to achievement at exactly all Performance Goal Minimums and such Participant’s potential Target Award. If the Target for a Participant Performance Goal is surpassed, the Target Award increases pro rata up to a cap of 200% of the Target level award. No award is made with respect to a Performance Goal if the applicable Performance Goal Minimum is not achieved.

After the end of the fiscal year, the Committee determines the extent to which the Performance Goals have been achieved by each respective Participant and calculates the amount of the Award to be paid to each (the “Calculated Award”). However, (i) based on his evaluation of the President’s or EVP’s performance, the CEO may recommend that the Calculated Award for that Participant be modified by plus or minus up to 25%, and (ii) the Committee may recommend that the Calculated Award for the CEO be modified by plus or minus up to 25%. All modifications to a Calculated Award for any Participant must be approved by the Committee. Additionally, any modification to the Calculated Award for the CEO must be approved by the independent members of the board of directors. Use of the modification factor is not expected to be an annual event, but is to be used sparingly, when the actual results achieved, whether positive or negative, are not appropriately reflected in the Calculated Award.

The Committee reserves the right in its discretion to modify categories or goals. In addition, (i) the Committee may adjust the plan for gains or losses that arise from non-operating events and that affect Net Income (for example, “clawbacks” related to acquisitions), and (ii) the Goals set forth in the 2013 MIP are based upon the organic growth of the Company. The impact of acquisitions is reviewed separately by the Committee.

Payment of any award to a Participant generally is made within 15 days after receipt by the Company of the audited financial statements for Fiscal 2013. In order to receive an award, a participant must be an employee of the Company on the date such award is to be paid.

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The following tables set forth the Fiscal 2013 Targets (weighted as a percentage of targeted bonus)and payout amounts for each of the named executive officers, at the threshold, targeted and maximum performance levels. The threshold award level must be exceeded after taking into consideration the impact of the payment of any bonus under the MIP before there can be any payout.

W. Barry Gilbert, Chairman & CEO:

		Entry Threshold		Target		Maximum
Component	Weight	Goal	Payout	Goal	Payout	Goal	Payout
		(in thousands)		(in thousands)		(in thousands)
NIBT & Incentive	35%	$11,759	$12,250	$17,182	$73,500	$23,770	$147,000
Sales	40%	152,211	14,000	167,800	84,000	188,840	168,000
Economic Value	25%	8,487	8,750	13,279	52,500	19,165	105,000
Total Potential:	100%		$35,000		$210,000		$420,000

Jeffrey T. Schlarbaum, President:

		Entry Threshold		Target		Maximum
Component	Weight	Goal	Payout	Goal	Payout	Goal	Payout
		(in thousands)		(in thousands)		(in thousands)
NIBT & Incentive	35%	$11,759	$9,345	$17,182	$51,398	$23,770	$102,795
Sales	40%	94,395	10,680	108,000	58,740	118,767	117,480
Economic Value	25%	8,487	6,675	13,279	36,713	19,165	73,425
Total Potential:	100%		$26,700		$146,850		$293,701

Donald S. Doody, EVP of Operations:

		Entry Threshold		Target		Maximum
Component	Weight	Goal	Payout	Goal	Payout	Goal	Payout
		(in thousands)		(in thousands)		(in thousands)
NIBT & Incentive	35%	$11,759	$7,980	$17,182	$43,890	$23,770	$87,780
Sales	40%	46,864	9,120	57,000	50,160	62,683	100,320
Economic Value	25%	8,487	5,700	13,279	31,350	19,165	62,700
Total Potential:	100%		$22,800		$125,400		$250,800

No MIP awards were earned in Fiscal 2013. The actual cash incentive awards paid to our named executive officers for Fiscal 2012 and Fiscal 2013 performance are shown in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table on page 29.

Long-Term Equity Incentive Awards

The purpose of the Company’s Long-Term Incentive Plan (“LTIP”) is to motivate the Company’s executive and certain designated key employees to enhance the long-term value of the Company by aligning their interests with those of the stockholders. Because Mr. Leo, our chief financial officer, is not an employee of the Company, he was not eligible to participate in the LTIP during Fiscal 2013. However, on May 23, 2012, Mr. Leo received an award of 20,000 shares of restricted stock in connection with his appointed as our chief financial officer. 10% of these shares vest on the first annual anniversary of the award, 30% on the second annual anniversary of the award and 60% on the third anniversary of the award. We have been advised that Mr. Leo holds such shares for the benefit of Insero.

Equity-based compensation and ownership is intended to ensure that our named executive officers and other key employees have a continuing investment in the long-term success of the Company. The Committee believes that methods of equity-based incentive compensation, such as restricted stock, are critical in motivating the long-term creation of stockholder value and in attracting and retaining key employees with outstanding abilities and skills. For Fiscal 2013, equity-based compensation, if any, awarded to our named executive officers was awarded under the Company’s stockholder-approved 2010 Omnibus Incentive Compensation Plan (the “2010 Plan”).

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The LTIP for Fiscal 2013 provides for awards of restricted stock to be made under the 2010 Plan, to enable and encourage participants to increase their ownership in the Company by rewarding achievement of a high level of corporate financial performance through providing opportunities to participate in stockholder gains. The LTIP for Fiscal 2013 was approved by the Committee at its meeting on November 21, 2012.

The LTIP measures Company performance over a one-year fiscal period and the award is paid out at the end of the fiscal period based on the attainment of annual performance goals, measured company-wide and pre-established by the Committee. The Committee established a single performance goal (“Performance Goal”) for Fiscal 2013, revenue growth, which is the metric that the Committee believes is key to building long-term stockholder value. Revenue growth was chosen as an objective measure of building long-term stockholder value because it best captures the nature of the Company’s business strategy. The Company’s customers seek contract manufacturing partners that provide high quality, long-term stable capabilities that enhance their supply chain. Establishing and growing these relationships requires several years to build trust, and once that trust is established, these relationships can extend over several years. Moreover, potential customers often rely on the Company’s current customers as tangible signals of the Company’s capabilities. Growing revenues today generates future revenues and hence future value for the shareholders.

The Committee also established:

(i)	a minimum plan entry performance level for the Performance Goal (“Performance Goal Minimum”), set at a level in excess of prior fiscal year achievement to assure that stockholders receive the first portion of the benefit of increased value, and

(ii)	a target goal (the “Target”) for the Performance Goal based on the Company budget.

If the Performance Goal is achieved at Target, the respective Participants will earn awards with a value equal to the following percentages of base salary: (i) for the CEO – 60%, (ii) for the President – 55%, (iii) for the EVP – 55% and (iv) for other Participants – 20%. If performance is less than the Target, but at least the Performance Goal Minimum, the award will be pro rated, using a calculation base of 50% of the award at Target for achievement at exactly the Performance Goal Minimum. If the Target is surpassed, the award at Target will increase pro rata up to a cap of 200% of the Target level award. The Compensation Committee has the right to review and consider performance above the 200% cap. No award will be made if the Performance Goal Minimum is not achieved.

The equivalent dollar value of each award, as calculated based on the applicable percentage of base salary, is the “Calculated Value”. For Fiscal 2013, each award would equal to the number of shares of restricted stock equal to the Calculated Value divided by the average closing price of the Company’s common stock on the NYSE MKT for all trading days falling within the period beginning July 1, 2013 and ending September 30, 2013.

After the end of the fiscal year, the Committee determines the extent to which the Performance Goal has been achieved and approves the amount of the award to be paid to each participant. However, (i) based on his evaluation of a Participant’s performance, the CEO may recommend that the Calculated Value for that Participant be modified by plus or minus up to 25%, and (ii) the Committee may recommend that the Calculated Value for the CEO be modified by plus or minus up to 25%. All modifications to a Calculated Value for any participant must be approved by the Committee. Additionally, any modification to the Calculated Value for the CEO must be approved by the independent members of the board of directors. Use of the modification factor is not expected to be an annual event, but is to be used sparingly, when the actual results achieved, whether positive or negative, are not appropriately reflected in the Calculated Value.

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All awards are to be evidenced by a Restricted Stock Award Agreement in the manner set forth in 2010 Plan. Each award is subject to a five-year period of restriction, during which period the unvested restricted stock may not be sold or otherwise transferred. As to one half (1/2) of the restricted shares, the restrictions will lapse and the shares will vest on the date four (4) years after the date the award is granted. As to the other one half (1/2) of the shares, the restrictions will lapse and the shares will vest on the date five (5) years after the date the Award is granted. If a Participant’s employment with the Company is terminated for any reason whatsoever, other than death, disability, retirement or change in control, before the lapse of the restrictions, the unvested restricted stock will be deemed forfeited by the participant and will be returned to or cancelled by the Company. The Restricted Stock Award Agreements may contain such other terms and conditions deemed appropriate by the Compensation Committee. Such provisions need not be uniform among all grants of Awards among all Participants.

Awards earned as provided above generally are made within 15 days after receipt by the Company of the audited financial statements for the applicable fiscal year. In order to receive an award, a participant must be an employee of the Company on the date such award is granted. For purposes of the LTIP, the grant date is the date on which the Committee approves the awards for all Participants except the CEO, for whom the grant date is the date on which the board approves the award.

The Committee reserves the right in its discretion to modify categories or goals. In addition, (i) the Committee may adjust the plan for non-operating events that affect goals, and (ii) the Performance Goal set forth in the 2013 LTIP is based upon the organic growth of the Company. The impact of acquisitions is reviewed separately by the Committee.

The following table sets forth the Fiscal 2013 Performance Goal at the threshold, Target and maximum level.

Component	Threshold	Target	Maximum

Revenue (in thousands)	$158,704	$167,440	$174,710

To the extent the Performance Goal is achieved, the Calculated Value is determined for each Participant.

No awards were earned by executive officers under the LTIP for Fiscal 2013.

Because equity awards under the LTIP are based on the prior fiscal year’s performance, they are not granted until after the end of the fiscal year and the completion of our audited financial statements. Therefore, awards related to performance in one fiscal year are not reflected in any of the compensation tables in this proxy statement for that fiscal year. Instead, they are included in the compensation tables for the following fiscal year. Thus, awards in Fiscal 2012 are reflected in Fiscal 2013 and awards in Fiscal 2013 will be reflected in Fiscal 2014. The restricted share awards included in the Executive Officer Compensation Tables section that follows this section reflect awards granted in November 2012 for performance in Fiscal 2012, as well as shares awarded to Mr. Leo in connection with his May 2012 appointment as our chief financial officer.

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Named Executive Officer	Restricted Share Calculated Award (shares) Granted in FY2013 for FY2012 Performance	Restricted Share Calculated Award (shares) Granted in FY2014 for FY2013 Performance
W. Barry Gilbert	19,916	—
Jeffrey T. Schlarbaum	14,050	—
Vincent A. Leo*	—	—
Donald S. Doody	11,391	—

*Mr. Leo was granted 20,000 restricted shares on May 23, 2012 outside of the LTIP

Other than the restricted share awards described above, no options or other equity-based awards were granted to any of the named executive officers for Fiscal 2012 performance in Fiscal 2013.

Perquisites and Personal Benefits

The Company paid $17,373 in premiums in lieu of salary for long term care insurance contracts for Mr. Gilbert and his wife, and $10,149 in premiums with respect to life insurance policies maintained for his benefit. The Company paid $258 in premiums in lieu of salary for life insurance policies maintained for the benefit of Mr. Doody.

Deferred Compensation

Effective January 1, 2009, the Company established the IEC Electronics Corp. Management Deferred Compensation Plan (the “Deferred Compensation Plan”) which allows certain designated employees, including the named executive officers, to defer up to 100% of their base salary and up to 100% of any performance-based incentive bonus on a tax-deferred basis. On the last day of each month, the Company credits the deferred account with interest which is based on the average interest rate paid by the Company during the month to its senior lender. Deferred compensation will be paid to a participant upon separation from service on the date and in the manner elected by the participant in his/her deferred compensation agreement. If no election is made, the deferred account will be paid out in quarterly installments over ten years beginning January 1 of the year following separation from service. Deferred amounts may not be withdrawn prior to their payment start date, except to meet an “unforeseeable financial emergency” (in the Committee’s discretion) or in the event of a change in control of the Company. Payments to “key employees” as defined under the Federal tax laws are delayed at least six months after termination of employment. During Fiscal 2013, only Mr. Gilbert elected to defer a portion of his compensation. Amounts deferred by Mr. Gilbert are included in the Summary Compensation Table but were deducted from the Company’s cash salary payments to him and deferred by him pursuant to the Deferred Compensation Plan.

Retirement Benefits

All employees, including our named executive officers, are eligible to participate in the Company’s 401(k) Employee Savings Plan (“Savings Plan”). The Savings Plan is a defined contribution tax-qualified retirement savings plan pursuant to which employees are able to contribute a portion of their eligible cash compensation to the Savings Plan. The Company matches up to 1.5% of contributions made by participating employees of our IEC Electronics Corp – Albuquerque subsidiary (formerly known as General Technology Corporation). None of our named executive officers is covered by a pension plan.

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Executive Officer Compensation Tables

SUMMARY COMPENSATION TABLE

The following table sets forth information concerning total compensation earned or paid to our named executive officers for Fiscal 2013 and Fiscal 2012. More detailed information is presented in the other tables and in the footnotes to the tables.

Name and Principal Position	Year	Salary (1)	Stock Awards (2) (3)	Option Awards	Non-Equity Incentive Plan Compensation (4)	All Other Compensation (5) (6) (7)	Total
W. Barry Gilbert,	2013	$348,154	$135,547	$—	$—	$27,522	$511,222
Chairman & CEO	2012	$324,324	$84,404	$—	$83,695	$27,522	$519,945

Jeffrey T. Schlarbaum,	2013	$110,302	$97,086	$—	$—	$267,000	$474,387
Former President	2012	$251,640	$56,007	$—	$62,245	$346	$370,238

Vincent A. Leo,	2013	$—	$—	$—	$—	$329,000	$329,000
Chief Financial Officer	2012	$—	$117,600	$—	$—	$246,388	$363,988

Donald S. Doody,	2013	$228,935	$78,712	$—	$—	$258	$307,904
Executive VP	2012	$205,526	$50,800	$—	$40,564	$261	$297,151

(1)	The “Salary” column reflects the base salary actually paid for each of our named executive officers during the applicable fiscal year, which may differ from the salary described in “Compensation of Named Executive Officers – Base Salary Compensation” due to effective dates for increases that do not fall on the first day of the fiscal year and pay periods that may overlap fiscal years. The amounts shown include any portion of base salary deferred and contributed by the named executive officer to our Deferred Compensation Plan.

(2)	Restricted share awards were granted to the named executive officers in Fiscal 2013 based upon the achievement of certain performance targets in Fiscal 2012. In Fiscal 2013 for Fiscal 2012 performance, Mr. Gilbert was awarded 19,916 restricted shares, Mr. Schlarbaum was awarded 14,050 restricted shares, and Mr. Doody was awarded 11,391 restricted shares. In Fiscal 2012, for Fiscal 2011 performance, Mr. Gilbert was awarded 16,615 restricted shares, Mr. Schlarbaum was awarded 11,025 restricted shares, and Mr. Doody was awarded 10,000 restricted shares. All awards were made under the LTIP described on page 25 in “Long Term Equity Incentive Awards”. Also included in this column for Fiscal 2012 are 20,000 shares granted to Mr. Leo in connection with his appointment as chief financial officer. We have been advised that Mr. Leo holds such shares for the benefit of Insero except for 2,000 shares that have vested and which Insero awarded to Mr. Leo as part of his Insero compensation. Provided that the executive officer (other than Mr. Leo) remains employed by the Company, 50% of awards granted in Fiscal 2012 will vest on each of February 1, 2016 and 2017. 10% of Mr. Leo’s shares vested on May 23, 2013, and provided that Mr. Leo continues to provide services to the Company, 30% will vest on May 23, 2014, and 60% will vest on May 23, 2015.

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(3)	The amounts shown reflect the aggregate grant date fair value computed in accordance with FASB ASC 718. Under ASC 718, the fair value of such stock awards is determined as of the date of grant using the closing market price of common stock on the date of grant. These amounts reflect our accounting for these awards and do not correspond to the actual values that may be realized by the named executive officers and do not represent actual cash compensation paid to the recipient. Pursuant to SEC rules, we disregarded the estimates of forfeitures related to service-based vesting conditions.

(4)	The amounts shown reflect cash amounts paid under our management incentive plan, described on page 23, “Annual Cash Incentive Awards,” for services performed in Fiscal 2013 and Fiscal 2012. Payouts were determined by our board, in the case of Mr. Gilbert, and by the compensation committee, in the case of the other named executive officers, in November 2013 for Fiscal 2013 performance. In the case of Fiscal 2012 management incentives were paid on November 30, 2012. No awards were earned in Fiscal 2013. The amounts shown include any portions of such payments deferred and contributed by our named executive officers to our Deferred Compensation Plan. In addition, the amounts shown for Mr. Gilbert include $31,250 for Fiscal 2012, earned under the Stock Performance Incentive payment provisions of his Employment Agreement for the listing of IEC shares on the NYSE Amex (now known as NYSE MKT) and achievement of certain price thresholds thereafter. For additional information about our management incentive plan, see “Compensation of Named Executive Officers and Directors – General Information” beginning on page 20, and for additional information about Mr. Gilbert’s Employment Agreement, see “Employment Agreements and Change in Control Agreements” beginning on page 32.

(5)	Amounts shown for Fiscal 2013 include $17,373 in premiums paid on long-term care insurance contracts for Mr. Gilbert and his wife, in accordance with Section 7702B of the Internal Revenue Code, and $10,149 in insurance premiums paid with respect to policies of life insurance maintained for the benefit of Mr. Gilbert. Amounts shown for Fiscal 2012 include $17,373 in premiums paid on long-term care insurance contracts for Mr. Gilbert and his wife, in accordance with Section 7702B of the Internal Revenue Code, and $10,149 in insurance premiums paid with respect to policies of life insurance maintained for the benefit of Mr. Gilbert. Amounts shown in Fiscal 2012 include $346 in insurance premiums paid with respect to policies of life insurance maintained for the benefit of Mr. Schlarbaum. Amounts shown in Fiscal 2013 and Fiscal 2012 include $258 and $261, respectively, in insurance premiums paid with respect to policies of life insurance maintained for the benefit of Mr. Doody.

(6)	In the case of Mr. Leo, “All Other Compensation” for Fiscal 2013 and Fiscal 2012, respectively, reflects fees paid to Insero under the agreement between IEC and Insero pursuant to which Mr. Leo has served as our chief financial officer. As a principal in and shareholder of Insero, Mr. Leo receives a set distribution that is not affected by the arrangements in the engagement letter between the Company and Insero, provided, however, after the end of each year he is eligible for a bonus determined by a committee of Insero, of which he is not a member. The bonus is dependent upon performance of Insero as a whole as well as his individual contributions. Therefore, Mr. Leo’s compensation is not directly tied to the dollar value of the transactions between Insero and IEC. In addition, the Company also reimburses Insero for Mr. Leo’s business expenses in accordance with the same policy applicable to all Company employees.

(7)	Amounts shown for Fiscal 2013 include $267,000 paid or accrued to Mr. Schlarbaum in connection with his departure from the Company pursuant to his Salary Continuation and Non-Competition Agreement, dated October 1, 2010. Additionally, on Mr. Schlarbaum’s departure, the Company agreed that 5,000 shares originally granted under his Restricted Stock Award Agreement Pursuant to 2001 Stock Option and Incentive Plan, dated as of November 6, 2009, that would otherwise have been forfeited on termination of his employment were not forfeited and will vest on July 12, 2014 provided that he has complied with certain non-competition requirements.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

The following table sets forth information concerning stock options and stock awards held by the named executive officers at September 30, 2013.

	Stock Awards

Name	Number of Shares or Units of Stock That Have Not Vested (#)(1)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
W. Barry Gilbert	75,582	277,386
Jeffrey T. Schlarbaum	5,000	18,350
Vincent A. Leo	18,000	66,060
Donald S. Doody	47,141	173,007

(1)	Stock awards included in the above table reflect restricted share awards granted to the named executive officers in Fiscal 2012, 2011 and 2010 based upon the achievement of certain performance targets in Fiscal 2011, 2010 and 2009, respectively. Stock awards also reflect a restricted share award granted to Mr. Leo upon his appointment as chief financial officer, and a restricted share award granted upon the promotion of Mr. Doody to his new role as Executive Vice President in Fiscal 2011. Awards granted during Fiscal 2011 and 2010 and between October 1, 2011 and December 31, 2011 were granted under the 2001 Plan, and awards granted after December 31, 2011 were granted under the 2010 Plan. In connection with Mr. Schlarbaum’s termination of employment in February, 2013, under the terms of his award agreements all of his restricted stock that was not yet vested was forfeited; provided, however, at the time of his termination the Company amended the Restricted Stock Award Agreement Pursuant To 2001 Stock Option and Incentive Plan, dated November 6, 2009, to permit 5,000 shares of restricted stock to vest July 12, 2014 if Mr. Schlarbaum has complied with certain non-competition and non-solicitation of employee restrictions.

(2)	Awards granted during Fiscal 2012 have a five-year vesting period (except the award to Mr. Leo, which has a three-year vesting period), and all awards granted during Fiscal 2011 and Fiscal 2010 are subject to a four-year vesting period.
a.	In connection with Mr. Schlarbaum’s termination of employment in Fiscal 2013, all of his restricted stock that was not yet vested was forfeited under the terms of his award agreements; provided, however, at the time of his termination the Company amended the Restricted Stock Award Agreement Pursuant To 2001 Stock Option and Incentive Plan, dated November 6, 2009, to permit 5,000 shares of restricted stock to vest July 12, 2014 if Mr. Schlarbaum has complied with certain non-competition and non-solicitation of employee restrictions.
b.	Awards granted in Fiscal 2013 to Messrs. Gilbert and Doody will vest 50% on each of November 26, 2016 and 2017, and because the entire amount of the Fiscal 2013 awards were unvested at September 30, 2013, all shares covered by those awards are reflected in the table.
c.	Awards granted in Fiscal 2012 to Messrs. Gilbert and Doody will vest 50% on each of February 1, 2016 and 2017, and because the entire amount of the Fiscal 2012 awards were unvested at September 30, 2013, all shares covered by those awards are reflected in the table. 10% of the shares granted to Mr. Leo in Fiscal 2012 are vested, and the remainder will vest 30% on May 23, 2014 and 60% on May 23, 2015.
d.	Awards granted in Fiscal 2011 vest as follows: 50% each on November 15, 2013 and November 15, 2014, with the exception of 7,500 shares granted to Mr. Doody, which vest 50% each on October 1, 2013 and October 1, 2014. Because the entire amount of the Fiscal 2011 awards were unvested at September 30, 2013, all shares covered by those awards are reflected in the table.

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e.	50% of the awards granted during Fiscal 2010 vested on November 6, 2012 (November 18, 2012 in the case of Mr. Gilbert), and the remaining 50% of such awards will vest on November 6, 2013 (November 18, 2013 in the case of Mr. Gilbert) and are shown in the table.

f.	During the applicable restriction period, the unvested restricted shares cannot be sold or otherwise transferred in any manner. Vesting of all restricted share grants is subject to each such named executive officer continuing to be employed by us on the vesting date.

(3)	The market value shown was determined by multiplying the number of restricted shares that have not vested by the $3.67 closing market price per share of IEC common stock on the NYSE MKT on September 30, 2013, the last trading day of our fiscal year.

Employment Agreements and Change in Control Agreements

Employment Agreement – W. Barry Gilbert

2009 Agreement

In April 2009, the Company entered into an Employment Agreement with Mr. Gilbert. The agreement, as amended on October 1, 2010 (the “2009 Agreement”), provided for Mr. Gilbert’s continued employment as IEC’s Chief Executive Officer until December 31, 2013, or such date as was mutually agreed between the parties, unless earlier terminated (the “Prior CEO Term”). In addition, the 2009 Agreement provided that upon the expiration of the Prior CEO Term, the Company would employ Mr. Gilbert as an advisor to the Board for a period terminating on December 31, 2020, unless earlier terminated (the “Prior Advisory Term”).

During the Prior CEO Term, Mr. Gilbert was entitled to receive an annual initial base salary of $275,000, which was subject to annual review for increases, and he was eligible to receive such equity awards as were determined in the sole discretion of the Board. In Fiscal 2013, Mr. Gilbert’s base salary was $350,000. During the Prior Advisory Term, Mr. Gilbert was entitled to receive an annual compensation of $89,286.

At any time during both the Prior CEO Term and the Prior Advisory Term, Mr. Gilbert was entitled to earn and receive up to three additional cash incentive payments of $125,000 (the “Stock Performance Incentive”), each one payable in the manner described in the 2009 Agreement upon the achievement of certain performance conditions:

(i)	the listing of IEC’s shares on any National Exchange (as defined in the 2009 Agreement);

(ii)	if and when IEC’s Daily Stock Price (as defined in the 2009 Agreement) closes at $2.00 or more higher than the Listing Price (as defined in the 2009 Agreement) for any 20 trading days during any 30 consecutive trading day period; and

(iii)	if and when IEC’s Daily Stock Price (as defined in the 2009 Agreement) closes at $4.00 or more higher than the Listing Price (as defined in the 2009 Agreement) for any 20 trading days during any 30 consecutive trading day period.

Mr. Gilbert earned the Stock Performance Incentive payment in (i) above, since the Company’s shares were listed on the NYSE MKT and, accordingly, 25% of the payment ($31,250) was paid to him in each of fiscal year 2009, fiscal year 2010, Fiscal 2011 and Fiscal 2012. The Fiscal 2012 payment is included in Mr. Gilbert’s compensation as set forth in the Summary Compensation Table.

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During the Prior CEO Term, Mr. Gilbert was eligible to participate in IEC’s incentive plans and programs on the same basis as other senior executives.

During both the Prior CEO Term and the Prior Advisory Term, Mr. Gilbert was eligible to participate in such health and other group insurance and other employee benefit plans on the same basis as other senior executives and the Company paid the full cost of medical insurance for Mr. Gilbert and his wife. In addition, subject to certain limitations and conditions, including changes in face amounts as set forth in the 2009 Agreement, during both the Prior CEO Term and the Prior Advisory Term, the Company maintained certain life insurance policies payable to Mr. Gilbert’s estate or designated beneficiary. At September 30, 2013, the aggregate face value of these policies was $2,150,000, of which $1,400,000 was payable to Mr. Gilbert’s estate or his designated beneficiary. The remaining $750,000 was payable to the Company.

In addition to the above terms, the 2009 Agreement provided for severance compensation upon termination of Mr. Gilbert’s employment. Circumstances that would trigger payments or the provision of other benefits included (a) termination during the Prior CEO Term by the Company without Cause (as defined in the 2009 Agreement) or by Mr. Gilbert for Good Reason (as defined in the 2009 Agreement) or due to a Change in Control (as defined in the 2009 Agreement); (b) termination by the Company during the Prior Advisory Term without Cause or by Mr. Gilbert for Good Reason; (c) termination upon death during the Prior CEO Term or Prior Advisory Term; (d) termination for Disability (as defined in the 2009 Agreement) during the Prior CEO Term; and (e) termination for Disability during the Prior Advisory Term.

Pursuant to the 2009 Agreement , if Mr. Gilbert’s employment was terminated during the Prior CEO Term (i) by the Company without Cause; or (ii) by Mr. Gilbert for Good Reason; or (iii) due to a Change in Control; or (iv) as a result of Disability, Mr. Gilbert would have been entitled to receive (a) two times his annual base salary, payable in 24 equal monthly installments; (b) his annual incentive bonus, payable within 60 days of termination; and (c) the value of the lost opportunity to earn the Stock Performance Incentives provided for in his employment agreement payable within 60 days of termination. In addition, Mr. Gilbert would have been entitled to the continuation of medical benefits until age 65 (or until he became eligible to receive medical benefits from subsequent employer) and any accrued amounts owing to him. The unvested portion of Mr. Gilbert’s restricted stock also would be immediately vested.

The 2009 Agreement also contained provisions which are customary for an executive employment agreement of this type. These included covenants relating to confidentiality, non-competition, non-solicitation of employees, and non-interference with business relationships and applied during the Prior CEO and Prior Advisory Terms and for a period of 36 months thereafter.

2013 Agreement

The 2009 Agreement has been amended and replaced by an Amended and Restated Employment Agreement, dated December 16, 2013 (the “2013 Agreement”). The 2013 Agreement provides for Mr. Gilbert’s continued employment as IEC’s Chief Executive Officer until the Board terminates his status as CEO (the “CEO Term”). In addition, the 2013 Agreement provides that upon the expiration of the CEO Term, the Company will employ Mr. Gilbert for a twelve-month period to assist with transition matters, unless earlier terminated (the “Transition Term”). It further provides that Mr. Gilbert will render advisory services to the Board for seven years following the CEO Term (the “Advisory Term”).

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During the CEO Term, Mr. Gilbert is entitled to receive an annual initial base salary of $350,000, which is subject to annual review for increases. In Fiscal 2014, Mr. Gilbert’s base salary is $350,000. During the Transition Term, Mr. Gilbert will continue to receive base salary at the rate in effect at the end of the CEO Term. During the Advisory Term, Mr. Gilbert is entitled to receive annual compensation of $89,286, adjusted annually by the Consumer Price Index.

During the CEO Term, Mr. Gilbert is eligible to participate in IEC’s cash and equity incentive plans and programs on the same basis as other senior executives. If the CEO Term ends other than at the end of a fiscal year, Mr. Gilbert will receive half the incentives he would have received at budget and half the incentives he would have received based on actual results, payable after the end of the fiscal year at the same time as payments to other Company executives.

Under the 2013 Agreement, during both the CEO and Transition Terms, Mr. Gilbert is eligible to participate in such health and other group insurance and other employee benefit plans on the same basis as other senior executives, and the Company will pay the full cost of medical insurance for Mr. Gilbert and his wife, or past age 65 the cost of Medicare supplemental insurance. In addition, through the end of the Advisory Term (or if earlier, policy expiration) the Company will maintain a life insurance policy in the amount of $400,000 expiring in 2019, and an additional policy in the amount of $750,000 expiring in 2024, each payable to Mr. Gilbert’s estate.

If the Board terminates Mr. Gilbert without Cause (as defined in the 2013 Agreement, Cause being deemed not to include death or disability) or Mr. Gilbert terminates his employment for Good Reason (as defined in the 2013 Agreement) prior to the end of the Transition Term, Mr. Gilbert is entitled to continue to receive the salary and benefits to which he otherwise would have been entitled through the end of the Transition Term. Additionally, if Mr. Gilbert is terminated without Cause or terminates for Good Reason after a Change in Control (as defined in the 2013 Agreement), Mr. Gilbert will continue to receive the Advisory Term payments to which he otherwise would have been entitled. Any provisions in Mr. Gilbert’s restricted stock agreements providing for forfeiture upon termination of employment also are waived and to the extent not yet vested, 50% of the remaining restricted stock will vest on each of the first and second anniversaries of his termination date.

The 2013 Agreement contains provisions which are customary for an executive employment agreement of this type. These include covenants relating to confidentiality, non-competition, non-solicitation of employees, and non-interference with business relationships and apply during the CEO, Transition and Advisory Terms and for a period of 36 months thereafter.

Mr. Doody

Effective October 1, 2010, the Company entered into Salary Continuation and Non-Competition Agreements with Mr. Doody. The Agreement provides for at-will employment, and provides for salary continuation payments for one (1) year upon certain terminations of employment. Circumstances that would trigger payments include termination: (a) by the Company without Cause (as defined in the Agreement); or (b) following a Change in Control (as defined in the Agreement) either by the Company without Cause or by the executive for Good Reason (as defined in the Agreement).

Under the Agreement, Mr. Doody has agreed not to (a) disclose confidential information of the Company during or after his employment with the Company; (b) solicit Company customers and employees for 18 months after termination; or (c) directly or indirectly compete with the Company during the term of his employment and for 18 months after termination.

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Mr. Leo

Mr. Leo is serving as our chief financial officer pursuant to an engagement letter between IEC and Insero, dated December 28, 2011, and amended on May 25, 2012 (the “Insero Agreement”). The terms of the Insero Agreement are described below under “Certain Relationships and Related Transactions.” Other than the restricted share award described above under “Outstanding Equity Awards at Year-End”, Mr. Leo has not received any compensation directly from IEC.

Change in Control

Our 2001 Stock Option and Incentive Plan and our 2010 Omnibus Incentive Compensation Plan, and the stock option and restricted stock award agreements executed thereunder, provide that upon a change in control (as defined in the 2010 Plan), unless the board otherwise determines, all outstanding options and restricted stock will immediately become fully vested and exercisable.

Director Compensation

Cash Compensation Paid to Non-Employee Directors

The following table shows non-employee director compensation for Fiscal 2013:

Annual Board Retainer (1)	$32,000, payable in cash or stock
Annual Committee Chair Retainer (2)	$8,000, payable in quarterly installments in cash
Board Meeting Fee (3)	$4,000 payable in quarterly installments at the end of each quarter in cash or stock
Supplemental Fee	$1,000, payable in cash at the end of the fiscal year (3)
Reimbursement for expenses incurred in attending board meetings

(1)	Payable in quarterly installments at the beginning of each quarter.

(2)	Payable in $2,000 installments at the beginning of each quarter in connection with each regular quarterly meeting actually attended.

(3)	The supplemental payment will be paid in cash, at the end of the fourth quarter of each fiscal year.

As indicated in the above table, non-employee directors may elect to receive payment of their annual board retainer and quarterly meeting fees in cash or in shares of the Company’s common stock.

Equity Compensation Paid to Non-Employee Directors

In Fiscal 2013, each non-employee director was entitled to an annual grant of restricted stock, issued under the 2010 Plan, with a grant-date value of $25,000, awarded at the time of the annual meeting of shareholders. The restrictions will lapse and the shares will vest in three (3) equal installments as follows: 1/3 on the first anniversary of the date of grant, 1/3 on the second anniversary of the date of grant, and the balance on the third anniversary of the date of grant.

At the time of the 2013 annual meeting of stockholders (January 30, 2013), each of the non-employee directors received the annual restricted share award of 3,743 shares at a market value of $6.68 per share (the closing price of the Company’s common stock on the grant date as reported on the NYSE MKT).

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Director Compensation Table

The following table summarizes the cash and equity compensation earned by non-employee directors during Fiscal 2013.

Director (1)	Fees Earned or Paid in Cash ($) or Stock (2)	Stock Awards ($) (3)(4)	All Other Compensation ($)(5)	Total ($)

Florence D. Hudson	$36,002	$25,003	$72	$59,075
Edward W. Kay, Jr.	$36,002	$25,003	$72	$59,075
Eben S. Moulton (6)	$43,002	$25,003	$72	$66,075
James C. Rowe (6)	$43,002	$25,003	$72	$66,075
Jerold L. Zimmerman (6)	$42,797	$25,003	$72	$65,870
Amy L. Tait (7)	$6,000	$—	$—	$6,000

(1)	W. Barry Gilbert, the Company’s Chairman of the Board, is not included in this table as he is an employee of the Company and receives no compensation for his services as a director. Compensation earned by Mr. Gilbert during Fiscal 2013 is reflected in the Summary Compensation Table on page 29 of this proxy statement.

(2)	The fees set forth in this column reflect compensation paid in cash or in stock to each director in respect of Fiscal 2013 for board retainers, committee chair retainers, supplemental fees and meeting fees. Each director elected to receive the board and committee chair retainer payments in cash. Payments for board meetings in the first two quarters of fiscal 2013 were paid in stock, and in cash for the last two quarters of fiscal 2013.

(3)	The amounts shown reflect the aggregate grant date fair value computed in accordance with FASB ASC 718. Under ASC 718, the fair value of such stock awards is determined as of the date of grant using the closing market price of common stock on the date of grant. These amounts reflect our accounting for these awards and do not correspond to the actual values that may be realized by the directors and do not represent actual cash compensation paid to the director. Pursuant to SEC rules, we disregarded the estimates of forfeitures related to service-based vesting conditions. The closing market price on the grant date was $6.68 per share.

(4)	The aggregate number of unvested stock awards at the end of Fiscal 2013 for each non-employee director was: Florence D. Hudson – 3,743 shares, Edward D. Kay, Jr. - 3,743 shares, Eben S. Moulton – 7,149 shares, James C. Rowe - 7,149 shares, and Jerold L. Zimmerman - 7,149 shares.

(5)	Reflects the dollar value of insurance premiums paid by the Company during Fiscal 2013 in connection with the policy of term life insurance provided to each non-employee director in the amount of $50,000.

(6)	Messrs. Moulton and Rowe and Dr. Zimmerman each received an annual retainer for serving as committee chairs during the fiscal year.

(7)	Ms. Tait did not stand for re-election at the January 30, 2013 Annual Meeting of Shareholders. Her compensation relates to her services as a director in fiscal 2013 prior to the Annual Meeting.

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Deferred Compensation Plan

Effective January 1, 2009, the board established the IEC Electronics Corp. Board of Directors Deferred Compensation Plan (“Directors Deferred Plan”) which allows the non-employee directors of the Company the opportunity to defer all or part of their cash compensation. No director elected to participate in the Directors Deferred Plan in Fiscal 2013.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and Procedures for Review, Approval or Ratification of Related Person Transactions

Our board has adopted a written policy addressing the Company’s procedures with respect to the review, approval and ratification of transactions with related persons that are required to be disclosed pursuant to SEC rules. The policy provides that any transaction, arrangement or relationship with a “related person” (as defined in the policy) in which the Company participates and in which the related person has or will have a direct or indirect material interest and in which the amount involved is expected to exceed $90,000 in any fiscal year, will be subject to the prior review and approval or ratification by the audit committee.

On December 28, 2011, IEC entered into an engagement letter with Insero pursuant to which Mr. Vincent A. Leo, a principal and shareholder of Insero, served as IEC’s interim chief financial officer from January 2, 2012 through May 22, 2012. On May 23, 2012, IEC’s board of directors appointed Mr. Leo chief financial officer, with the expectation that he would serve in that capacity for a period of three years. Initially, IEC compensated Insero at a weekly rate of approximately $7,600 based upon, and subject to, consultant hours spent. On May 25, 2012, IEC and Insero amended the engagement letter to provide for compensation of Insero at a set monthly rate of $25,000 per month. During fiscal 2013, IEC also paid Insero $16,500 of additional compensation due to Mr. Leo’s incremental time related to the restatement. Additionally, the Company reimbursed Insero for $4,122 relative to their legal fees in connection with the ongoing SEC investigation and shareholder litigation. Other than the restricted share award granted to Mr. Leo in May 2012 as described above under “Compensation of Named Executive Officers and Directors”, Mr. Leo does not receive any compensation directly from IEC and continues to be a principal and shareholder of, and compensated by, Insero. Further, as a principal in and shareholder of Insero, Mr. Leo receives a set distribution from Insero that is not affected by the arrangements in the Insero Agreement, provided, however, after the end of each year he is eligible for a bonus determined by a committee (of which he is not a member) of Insero. The bonus is dependent upon performance of Insero as a whole as well as his individual contributions. Therefore, Mr. Leo’s compensation is not directly tied to the dollar value of the transactions between Insero and IEC, and the approximate dollar amount of his interest in the transaction cannot be determined. We have been advised that Mr. Leo holds the restricted stock he has received for the benefit of Insero. Since November 2010, Insero has provided various services to the Company, including acquisition support, out-sourced accounting services, Sarbanes-Oxley/internal audit support, tax services, and accounting research services.

During Fiscal 2013, no related person transactions were entered into or proposed that required disclosure pursuant to SEC rules.

OTHER MATTERS

The board of directors knows of no other matters that will be presented for consideration at the annual meeting, but if other matters properly come before the meeting, the persons named as proxies in the enclosed proxy will vote according to their best judgment. Stockholders are requested to date and sign the enclosed proxy and to mail it promptly in the enclosed postage-paid envelope. If you attend the annual meeting, you may revoke your proxy at that time and vote in person, if you wish. Otherwise your proxy will be voted for you.

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By Order of the Board of Directors

Beth Ela Wilkens,
Corporate Secretary

DATED:	December 27, 2013
Newark, New York

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We will make available at no cost, upon your written request, a copy of our annual report on Form 10-K for the fiscal year ended September 30, 2013 (without exhibits) as filed with the Securities and Exchange Commission. Copies of exhibits to our Form 10-K will be made available, upon your written request and payment to us of the reasonable costs of reproduction and mailing, if any. Written requests should be made to: Vincent A. Leo, Chief Financial Officer, IEC Electronics Corp., 105 Norton Street, Newark, New York 14513.

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APPENDIX A
AUDIT COMMITTEE CHARTER

IEC ELECTRONICS CORP.

AUDIT COMMITTEE CHARTER

(Amended and Restated February 4, 2009)

(Amended and Restated November 13, 2013)

Purposes

The purposes of the Audit Committee (the “Committee”) of the Board of Directors (“Board”) of IEC Electronics Corp. (the “Company”) are to (a) assist the Board in fulfilling its oversight responsibilities with respect to (i) the quality and integrity of the Company’s financial statements and related disclosures, (ii) the Company’s compliance with legal and regulatory requirements, including the Company’s internal controls and procedures and the Company’s disclosure controls and procedures, and (iii) the independent auditors’ qualifications, independence and performance; and (b) prepare the Committee’s report for inclusion in the Company’s proxy statement for the annual meeting of stockholders in accordance with applicable rules and regulations.

Composition and Procedure

1.           Membership and Appointment. The Committee shall be composed of three or more directors who shall be appointed by the Board in accordance with the by-laws of the Company. The members of the Committee shall serve at the pleasure of the Board for such term or terms as the Board may determine. The Board shall designate one of the members as Chairperson of the Committee.

2.           Independence and other Qualifications. Each Committee member must meet all applicable independence, financial literacy, experience, and other requirements of the primary trading market or securities exchange on which the Company’s securities are traded (the “Relevant Stock Market”), (b) Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”), and (c) Section 301 of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder by the Securities and Exchange Commission (“SEC”) and the Relevant Stock Market, as such requirements are interpreted by the Board in its business judgment. The Board shall endeavor to appoint at least one Committee member who has the experience and expertise sufficient to qualify as an “audit committee financial expert” within the meaning of Item 407(d)(5)(ii) of Regulation S-K and any other applicable rules and regulations, and the Company will make the disclosure required by the rules and regulations of the SEC with respect to such matters.

3.           Committee Meetings. The Committee shall meet in person or telephonically at least quarterly or more frequently as necessary to carry out its responsibilities under this Charter. The Committee Chairperson will, in consultation with the other members of the Committee, the Company’s independent auditors and the appropriate officers of the Company, call, establish the agenda for, and supervise the conduct of, each Committee meeting. The Committee may also take any action permitted under this Charter by unanimous written consent. A majority of the number of Committee members selected by the Board will constitute a quorum for conducting business at a Committee meeting. The act of the majority of Committee members present at a Committee meeting at which a quorum is in attendance will be the act of the Committee, unless a greater number is required by law or the Company’s certificate of incorporation or by-laws. The Committee shall keep accurate minutes of its meetings and shall present such minutes to the Board.

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4.           Authority; Retention of Advisors. The Committee is empowered by the Board to take all appropriate action within the scope of its responsibilities as set forth in this Charter. The Committee shall have full and unrestricted access to all personnel, records, operations, properties and other informational sources of the Company as required to properly discharge its responsibilities. Further, the Committee is granted the authority to investigate any activity of the Company, and all employees are directed to cooperate as requested by members of the Committee. The Committee shall also be empowered to select, retain, oversee and terminate, if necessary, (i) outside counsel, (ii) registered public accountants in addition to the Company’s independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, or (iii) persons having special competencies as necessary to assist the Committee in fulfilling its responsibilities. The Committee shall have the sole authority to determine and approve related fees and retention terms for any such advisors, who will be compensated by the Company.

5.           Meetings with Management and Advisors. The Committee may request any officer or employee of the Company, or any representative of the Company’s outside legal counsel or independent auditors, to attend a meeting or to meet with any members of, or advisors to, the Committee. The Committee shall meet with the Company’s management and the independent auditors periodically in separate, private sessions to discuss any matter that the Committee, management, the independent auditors or such other persons believe should be discussed privately.

6.           Delegation. The Chairperson or any one or more members of the Committee, as designated by the Committee, may act on behalf of the Committee. Such person or persons, to the extent provided in the resolutions of the Committee and to the extent not limited by applicable law or listing standard, shall have and may exercise all the powers and authority of the Committee. Such person or persons shall keep regular minutes of meetings and report the same to the Committee or Board when requested.

Duties and Responsibilities

The following shall be the common recurring duties and responsibilities of the Committee in carrying out its oversight responsibilities. These duties and responsibilities are set forth below as a guide to the Committee with the understanding that the Committee may alter or supplement them as appropriate under the circumstances to the extent permitted by applicable law or listing standards of the Relevant Stock Market.

7.	Oversight of Relationship with Independent Auditors.

(a)	Appointment and Oversight. The Committee shall be directly responsible for the appointment, retention, termination, compensation and oversight of the work of the independent auditors employed by the Company (including resolution of any disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or other services for the Company. The independent auditors shall report directly to the Committee.

(b)	Pre-approval of Services. In accordance with the requirements of the Relevant Stock Market and any other applicable legal and regulatory requirements, the Committee shall pre-approve all auditing services and permitted non-audit and tax services to be provided by the independent auditors and the related fees, and shall establish policies and procedures for the pre-approval of such engagements. The Committee shall consider whether the provision of any such non-audit services is compatible with the independence of the independent auditors. The Committee may delegate to subcommittees consisting of one or more members the authority to grant preapprovals of permitted non-audit and tax services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next scheduled meeting. The Committee may consult with management regarding these matters but may not delegate this authority to management. The Committee shall review with the lead audit partner whether any of the senior audit team members receive any discretionary compensation from the audit firm with respect to non-audit services performed by the independent auditors.

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(c)	Auditor Independence. In connection with the retention of the Company’s independent auditors and the evaluation by the Committee of the qualifications, performance and independence of the independent auditors, the Committee shall, at least annually, review and discuss the information provided by management and the auditors relating to the independence of the firm, including, among other things, information related to the non-audit services provided and expected to be provided by the firm to the Company. The Committee shall (i) ensure that the independent auditors submit at least annually to the Committee a formal written statement delineating all relationships between the firm and the Company consistent with PCAOB Ethics and Independence Rule 3526, (ii) actively engage in a dialogue with the auditors regarding any disclosed relationship or services that may impact the objectivity and independence of the auditors, and (iii) take, or recommend that the full Board take, appropriate action in response to the auditors’ report to satisfy itself of the firm’s independence. In connection with its evaluation of the auditors’ independence, the Committee shall also review and evaluate the lead audit partner and shall ensure the regular rotation of the lead audit partner and the reviewing audit partner of the independent auditors in accordance with applicable law.

(d)	Quality Control of Auditors. The Committee shall obtain and review with the lead audit partner and, if the Committee deems it appropriate, a more senior representative of the independent auditors, annually or more frequently as the Committee considers appropriate, a report by the independent auditors describing: the independent auditors’ internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry, review or investigation by governmental or professional or other regulatory authorities, within the preceding five years, respecting independent audits carried out by the independent auditors, and any steps taken to deal with these issues; and (to assess the independent auditors’ independence) all relationships between the independent auditors and the Company.

(e)	Hiring Employees of Auditors. The Committee shall establish policies for the hiring by the Company of current or former partners, principals, shareholders or professional employees of the independent auditors, which policies shall meet the requirements of applicable law and listing standards.

(f)	Statement of Fees. The Committee shall ensure that the independent auditors prepare and deliver annually a formal written statement of the fees billed in each of the last two fiscal years in a manner consistent with the disclosure requirements of Item 9(e) of Regulation 14A (Proxy Rules) and the applicable rules and regulations of the SEC.

8.	Oversight of Financial Statements and Related Disclosures

(a)	Audit Plan. The Committee shall meet with management and the independent auditors prior to the commencement of each annual audit to discuss the scope of the audit, the terms of engagement, the auditor’s responsibilities and those of management, any significant risks identified, the schedule, the procedures to be followed and the staffing of the audit. The Audit Committee must agree to the engagement letter to be executed by the Company.

(b)	Audited Financial Statements. The Committee shall review and discuss with management and the independent auditors the annual audited financial statements, including related footnotes, the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the certifications and disclosures regarding internal controls and other matters required to be reported to the Committee by Section 302 of the Sarbanes-Oxley Act of 2002, and applicable rules and regulations thereunder, prior to the filing with the SEC of the related Form 10-K and the independent auditors’ report thereon.

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(c)	Communications with Auditors. Prior to filing a report of the independent auditors with the SEC, the Committee shall also review and discuss with the independent auditors and management the reports from the independent auditors’ covering:

(i)	all critical accounting policies and practices to be used;
(ii)	all material alternative treatments of financial information within generally accepted accounting principles (“GAAP”) that have been discussed with management, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors;
(iii)	all other material written communications between the independent auditors and management, such as any engagement letter, independence letter, “management” or “internal control” letter issued or proposed to be issued, any management representation letter, reports on observations and recommendations on internal controls, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any;
(iv)	all matters required to be discussed with the Committee by the independent auditors under generally accepted auditing standards including PCAOB Auditing Standards No. 16, Communication with Audit Committees, relating to the conduct of the audit, including among others the Company’s critical accounting policies, practices and estimates, significant unusual transactions, and uncorrected and corrected misstatements;
(v)	all matters related to any difficulties with management encountered in performing the audit (such as restrictions on the scope of the independent auditors’ activities or on its access to requested information) and any significant disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements;
(vi)	the judgments of the independent auditors with respect to the quality, not just the acceptability, of the Company’s accounting principles and underlying estimates in the financial statements;
(vii)	the significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements, including any significant changes in the Company’s selection or application of accounting principles, any major issues as to the adequacy of the Company’s internal controls, and any special steps adopted in light of material internal control deficiencies or weaknesses;
(viii)	the effect of regulatory and accounting initiatives on the financial statements of the Company; and
(ix)	such other matters as the Committee deems appropriate.

(d)	Disagreements with Management. The Committee shall discuss with the independent auditors any disagreements between the independent auditors and management on financial reporting and shall decide all such unresolved disagreements.

(e)	Recommendation to Include Financial Statements in Annual Report. The Committee shall, based on the review and discussions in paragraphs (b) and (c) above, and based on the disclosures received from the independent auditors regarding its independence and discussions with the auditors regarding such independence, determine whether to recommend to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year subject to the audit.

(f)	Quarterly Financial Statements. The Committee, through its Chairperson or the Committee as a whole, shall review and discuss with management and the independent auditors the Company’s quarterly financial results, the disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, all required management certifications and any items required to be communicated by the independent auditors under generally accepted auditing standards prior to the filing with the SEC of the related Form 10-Q.

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(g)	Earnings Press Releases. The Committee, through its Chairperson or the Committee as a whole, shall review and discuss with management all press releases related to the Company’s earnings, including the use of “pro forma” or adjusted non-GAAP information, as well as financial information and earnings guidance provided to financial analysts and others.

9.	Oversight of Controls and Procedures

(a)	Internal Controls and Procedures. The Committee shall have responsibility for overseeing that management has implemented an effective system of internal controls and procedures that provide reasonable assurance regarding the reliability of the Company’s financial reporting, the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and the Company’s compliance with applicable laws, regulations and Company policies.

(i)	The Committee shall review with management its evaluation of the Company’s internal control structure and procedures for financial reporting and review periodically, but in no event less frequently than quarterly, management’s conclusions about the effectiveness of such internal controls and procedures, including any significant deficiencies in, or material non-compliance with, such controls and procedures.
(ii)	The Committee shall review and may take appropriate action with respect to any disclosures made to the Committee by the Chief Executive Officer and the Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q with respect to (x) any significant deficiencies in the design or operation of internal controls or material weaknesses therein, (y) any fraud, whether or not material, involving management or other employees who have a significant role in the Company’s internal controls, and (z) whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls.
(iii)	The Committee shall discuss with the independent auditors the adequacy and effectiveness of the Company’s internal controls and consider any recommendations for the improvement of such controls.
(iv)	The Committee shall review management’s responses to the independent auditors’ management letter recommendations for improving internal controls.

(b)	Disclosure Controls and Procedures. The Committee shall have responsibility for overseeing that management has implemented an effective system of disclosure controls and procedures that ensure that material information regarding the Company is made known to the Chief Executive Officer and the Chief Financial Officer by others.

(i)	On a quarterly basis, the Committee shall discuss with management the Company’s disclosure controls and procedures.
(ii)	The Committee shall review and may take appropriate action with respect to any disclosures made to the Committee by the Chief Executive Officer and the Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q regarding their conclusions about the effectiveness of the Company’s disclosure controls and procedures.
(iii)	The Committee shall review with the independent auditors, and any other outside professionals as the Committee considers appropriate, the effectiveness of the Company’s disclosure controls and procedures and consider any recommendations for the improvements of such controls.

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(iv)	The Committee shall review management’s responses to the independent auditors’ management letter recommendations for improving disclosure controls.

10.	Other Powers and Responsibilities

(a)	Related Party Transactions. The Committee shall review related party transactions on an ongoing basis and all such transactions must be approved by the Committee unless approved by the independent members of the Board.

(b)	Risk Assessment and Management. The Committee shall periodically review and discuss with management and the independent auditors the Company’s major financial risk exposures and the steps that management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies and guidelines.

(c)	Correspondence with Regulators. The Committee shall discuss with management and the independent auditors any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company’s financial statements, financial reporting process, accounting policies or internal audit function.

(d)	Legal Matters. The Committee shall review with the Company’s outside counsel legal matters that may have a material impact on the Company’s financial statements or the Company’s compliance policies or that may otherwise warrant the Committee’s attention.

(e)	Complaints. The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

(f)	Reports on Financial Statements. The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements required by Item 407(d)(3) of Reg. S-K, for inclusion in each of the Company’s annual proxy statements.

(g)	Board Reports. The Committee, through its Chairperson, shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor, the performance of the Company’s internal audit function or any other matter the Committee determines is necessary or advisable to report to the Board.

(h)	Code of Ethics. The Committee shall administer and oversee the Company’s code of ethics and, to the extent delegated by the Board, similar compliance programs.

(i)	Other Activities. The Committee shall perform such other activities consistent with this Charter, the Company’s by-laws, governing law, the rules and regulations of the Relevant Stock Market and such other requirements applicable to the Committee as the Committee or the Board deems necessary or appropriate.

(j)	Funding for Other Activities. The Company shall provide for appropriate funding, as determined by the Committee, for the payment of ordinary administrative expenses of the Committee that are necessary or appropriate to the Committee’s carrying out its duties.

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(k)	Future Amendments to Charter. The Committee shall review and reassess this Charter, and the performance of its duties under it, annually and submit any recommended changes to the Board for its consideration. This Charter and any provision contained herein may be amended or repealed by the Board.

Limitation of Audit Committee’s Role

While the Committee has the authority, responsibilities and powers set forth in this Charter, its function is one of oversight and review. It is not the duty of the Committee to plan or conduct audits or to determine that the financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable legal, accounting and other requirements. These are the responsibilities of management and the independent auditors. In adopting this Charter, the Board acknowledges that the Committee members are not employees of the Company and are not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent auditors’ work or auditing standards. Each member of the Committee shall be entitled to rely on the integrity of those persons and organizations within and outside the Company that provide information to the Committee and the accuracy and completeness of the financial and other information provided to the Committee by such person or persons absent actual knowledge to the contrary.

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APPENDIX B
COMPENSATION COMMITTEE CHARTER

IEC ELECTRONICS CORP.

Compensation Committee Charter

Purposes

The purposes of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of IEC Electronics Corp. (the “Company”) are to (a) assist the Board in the discharge of its responsibilities relating to the compensation of the Company’s Chief Executive Officer (“CEO”), all persons who are executive officers within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such other senior managers, as the Committee may, from time to time, determine should be subject to the Committee’s direct purview (collectively, the “Executives”), (b) oversee the administration of the Company’s compensation plans, in particular the incentive compensation and equity-based plans of the Company, (c) review and make recommendations on director compensation, and (d) produce any Committee report required to be included in the Company’s annual report or proxy statement in accordance with applicable rules and regulations of the Securities and Exchange Commission (the “SEC”).

Composition and Operations

The Committee shall consist of three (3) directors. Each member of the Committee shall (a) meet the independence requirements of applicable law, rules and regulations, and stock exchange listing requirements, each as in effect from time to time, (b) be a “non- employee director” within the meaning of Rule 16b-3 under the Exchange Act, and (c) be an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). The Board shall appoint the members of the Committee and the Committee shall appoint the Chairperson. The Board may remove any member from the Committee at any time with or without cause.

The Committee will meet as often as necessary to carry out its duties and responsibilities. Meetings may be called by the Chairperson of the Committee, any member of the Committee or the CEO.

The Committee may meet in person or telephonically and may act without a meeting by unanimous written consent of all members.

A quorum at any Committee meeting shall be a majority of its members, but not fewer than two (2) members. When more than two (2) members are present, the act of a majority of the members present at a meeting at which a quorum is present shall be the act of the Committee, and when only two (2) members are present, the unanimous vote of the two (2) members shall constitute the act of the Committee.

The Committee shall keep minutes of its proceedings that shall be signed by the Chairperson upon approval by the Committee. The minutes shall be available for review by the entire Board and shall be filed as permanent records with the Secretary of the Company. At each meeting of the Board following a meeting of the Committee, the Chairperson of the Committee shall report to the full Board on the matters considered at the last meeting of the Committee.

The Committee shall meet in executive session without the presence of any member of management as often as it deems appropriate.

Duties and Responsibilities

The principal duties and responsibilities of the Committee (in addition to any others the Board may from time to time delegate to the Committee) are as follows:

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1.	Subject to concurrence by the Board, regularly assess and establish the philosophy, strategy, principles, and policies for the design and administration of the Company’s compensation program pursuant to which Executives are compensated.

2.	Periodically review market data, consisting of appropriate peer groups and compiled by third party consultants, to assess the Company’s competitive position for each significant component of Executive compensation.

3.	In consultation with the CEO, review and approve corporate goals and objectives relevant to the other Executives’ compensation, including annual and long-term performance objectives.

4.	Review corporate goals and objectives relevant to the CEO's compensation, including annual and long-term performance objectives, and recommend those goals and objectives for approval by the Board.

5.	At least annually, evaluate the CEO with the full Board and review performance against corporate goals and objectives.

6.	In consultation with the CEO, evaluate and review the other Executives' performance against corporate goals and objectives.

7.	Based on the above evaluations, competitive market data, and such other factors as it shall deem relevant (e.g., the Company’s overall performance, shareholder return, awards given in past years, recommendations from the CEO regarding the other Executives), the Committee shall review and approve the compensation for the other Executives, and review and recommend to the Board the compensation level for the CEO. This shall include base salary, annual incentive bonus, equity compensation and any other benefits, compensation or arrangements. The CEO may not be present during any voting or deliberations regarding the CEO’s compensation.

8.	Propose to the Board for approval the terms of any employment, severance, change-in-control, consulting, termination or retirement arrangements for any current or former Executive or Director of the Company.

9.	Periodically review with the Board all new short-term and long-term incentive compensation plans and equity-based plans and any changes to or modifications of existing plans.

10.	Periodically review the compensation paid to non-employee directors, including any compensation under the Company’s equity-based plans, and make recommendations to the Board for any adjustments.

11.	With the intent of maintaining a competitive compensation program to retain and reward the best talent: (a) review and recommend to the Board for approval all grants of equity-based compensation to the CEO, review and approve the granting of equity-based compensation for all other executive officers, and (b) review and approve, or authorize the CEO to approve within parameters set by the Committee, the granting of equity-based compensation to non-Executive senior managers, key contributors, and employees who are not in the above categories (for example new hires).

12.	Administer and interpret Executive compensation plans to the extent required by the terms of such plans.

13.	Periodically establish and review policies in the area of Executive benefits and other perquisites.

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14.	Review and approve employee retirement benefit plans and changes to existing employee retirement benefit programs; appoint and remove plan administrators and trustees for such plans.

15.	In consultation with the CEO, oversee regulatory compliance with respect to compensation matters, including the Company’s policies on structuring compensation programs to preserve tax deductibility and, as required, establishing performance goals and certifying that performance goals have been attained for purposes of Section 162(m) of the Code.

16.	Review and discuss with the Company’s management the Compensation Discussion and Analysis if required by the SEC rules to be included in the Company’s annual report on Form 10-K, proxy statement on Schedule 14A or information statement on Schedule 14C, or any successor SEC form or schedules (the “CD&A”), and, based on such review and discussion, recommend to the Board whether or not such CD&A be included in such forms or schedules.

17.	Prepare a “Compensation Committee Report” if required by the SEC rules to be included in the Company’s annual report on Form 10-K, proxy statement on Schedule 14A or information statement on Schedule 14C, or any successor SEC forms or schedules.

18.	Have the sole authority, at its discretion, to retain or obtain the advice of, a compensation consultant, independent legal counsel or other adviser (an “Adviser”), to assist the Committee in the evaluation of the compensation of the CEO and the other Executives and provide other assistance to the Committee. The Committee shall be directly responsible for the appointment, compensation and oversight of the work of any Adviser retained by the Committee. In selecting an Adviser, the Committee may take into account, among other qualifications, whether the Adviser is independent, considering factors such as (i) whether the Adviser provides other services to the Company, (ii) the amount of fees received from the Company by the Adviser, as a percentage of the total revenue of the Adviser; (iii) the policies and procedures of the Adviser that are designed to prevent conflicts of interest; (iv) any business or personal relationship of the Adviser with a member of the Committee or an executive officer of the Company; and (v) any stock of the Company owned by the Adviser.

19.	Approve the payment of reasonable compensation to any Adviser retained by the Committee. The Company will provide appropriate funding, as determined by the Committee, for payment of compensation to any such Adviser.

20.	Conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities.

21.	Periodically review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

Approved November 14, 2007

Amended and Restated November 13, 2013

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